UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐  Preliminary Information Statement

☐  Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒  Definitive Information Statement

SIEBERT FINANCIAL CORP.
(Name of Registrant As Specified In Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SIEBERT FINANCIAL CORP.

120 Wall Street

25th Floor

New York, NY 10005

INFORMATION STATEMENT

November 29, 2017

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT.

Dear Shareholder:

NOTICE IS HEREBY GIVEN THAT Kennedy Cabot Acquisition, LLC, the majority shareholder of Siebert Financial Corp. (“we”, “us”, “our” or the “Company”), holding approximately 90% of the issued and outstanding shares of our common stock (the “Majority Shareholder”), acting by written consent in lieu of a special meeting, approved, as and to the extent required by Nasdaq Listing Rules 5635(a) and 5635(d), the issuance by us of 5,072,062 shares of our restricted common stock to StockCross Financial Services, Inc. (“StockCross”) pursuant to the terms and conditions of an Asset Purchase Agreement by and among us, our wholly owned subsidiary, Muriel Siebert & Co., Inc. (“MSCO”) and StockCross. Pursuant to the Asset Purchase Agreement, in exchange for the 5,072,062 shares of common stock to be issued to StockCross, MSCO will acquire certain retail brokerage assets of StockCross. The Majority Shareholder executed its written consent approving the Asset Purchase Agreement and the issuance of the 5,072,062 shares of common stock to StockCross on or about November 17, 2017 (the “Written Consent”). Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions approved by the Written Consent may not be taken until 20 days after the date that we transmit this Information Statement to our shareholders.

No action is required by you. The accompanying Information Statement is furnished only to inform our shareholders who did not execute the Written Consent, in accordance with the requirements of the Securities and Exchange Commission’s rules and regulations and will serve as written notice to shareholders of the Company pursuant to Section 615(c) of the New York Business Corporation Law.

This Information Statement is being transmitted on or about November 29, 2017 to our shareholders of record as of the close of business on November 17, 2017.

Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the information statement at www.siebertnet.com.

By Order of the Board of Directors

/s/ Andrew Reich

Andrew Reich

Executive Vice President

November 29, 2017

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INFORMATION STATEMENT

PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

November 29, 2017

Siebert Financial Corp.

120 Wall Street, 25th Floor

New York, NY 10005

Tel: (404) 539-1147

This Information Statement is furnished to inform our shareholders of actions taken by Kennedy Cabot Acquisition, LLC (the “Majority Shareholder”).

THE ACTIONS TAKEN HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTIONS TAKEN, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT.

Siebert Financial Corp., a New York corporation (“we”, “us”, “our” or the “Company”) has filed this Information Statement with the Securities and Exchange Commission (the “Commission”). Our board of directors (the “Board”) is transmitting this Information Statement to our shareholders of record as of the close of business on November 17, 2017 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). By furnishing this Information Statement to our shareholders, we are also providing notice of the action taken by written consent of the Majority Shareholder as required by Section 615(c) of the New York Business Corporation Law (the “BCL”).

The cost of preparing, printing and transmitting this Information Statement will be paid by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in transmitting this Information Statement to the beneficial owners of our common stock.

This Information Statement informs our shareholders that on November 17, 2017, the Majority Shareholder, acting by written consent in lieu of a special meeting, approved, as and to the extent required by Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of 5,072,062 shares of our common stock pursuant to that certain Asset Purchase Agreement, dated as of June 26, 2017, by and among Muriel Siebert & Co., Inc., a Delaware corporation, our wholly owned subsidiary and a registered broker-dealer (“MSCO”), StockCross Financial Services, Inc., a Massachusetts corporation and registered broker-dealer (“StockCross”) and us (the “Purchase Agreement”).

On November 17, 2017, the Majority Shareholder held an aggregate of 19,987,283 shares of our issued and outstanding common stock, which equaled approximately 90.5% of the voting power of the 22,085,126 shares of our then issued and outstanding common stock.

Accordingly, all necessary corporate approvals to comply with Nasdaq Listing Rules 5635(a) and 5635(d) have been obtained. We are not seeking approval from our remaining shareholders. This Information Statement is furnished solely for the purpose of informing our shareholders, in the manner required by the Exchange Act and Section 615(c) of the BCL, of the action taken by written consent of the Majority Shareholder. Pursuant to Rule 14c-2 under the Exchange Act, the action approved by written consent may not be taken until 20 days after the date that we transmit this Information Statement to our shareholders. This Information Statement is first being transmitted to our record date shareholders on or about November 17, 2017.

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QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q. Why am I being furnished with this Information Statement?

A. The Exchange Act and the BCL require us to provide you with information regarding the actions taken by written consent of the Majority Shareholder in lieu of a meeting. Your vote is neither required nor requested.

Q. Was shareholder approval of the potential issuance of common stock pursuant to the Purchase Agreement required by the BCL?

A. No. In general, there is no requirement under the BCL that shareholder approval be obtained to issue the Company’s securities. However, shareholder approval of the issuance of our common stock is required under Nasdaq Listing Rules 5635(a) and 5635(d). Nasdaq Listing Rule 5635(a) requires listed companies to obtain shareholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if any director, officer or substantial shareholder of the Company has a 5% or greater interest directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction and the potential issuance of common stock could result in an increase in outstanding common shares or voting power of 5% or more. Nasdaq Listing Rule 5635(d) requires listed companies to obtain shareholder approval if the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), for less than the greater of book or market value, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.

Q. Why am I not being asked to vote?

A. Section 614(b) of the BCL states that, in all matters other than the election of directors or as otherwise required by statute, the affirmative vote of the majority of shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter will be the act of the shareholders. Section 615(a) of the BCL provides that whenever shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon or, if the certificate of incorporation so permits, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company’s restated certificate of incorporation, as amended, permits shareholders holding not less than minimum number of votes required to authorize or take action at a meeting, to take authorize or take action through a written consent. The Majority Shareholder, holding approximately 90.5% of our issued and outstanding common stock entitled to vote, executed a written consent dated November 17, 2017 approving the issuance of the 5,072,062 shares to StockCross pursuant to the Purchase Agreement. Such approval is sufficient under the BCL, and no further approval by our shareholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q. What do I need to do now?

A. Nothing. This Information Statement is furnished to you solely for your information and does not require or request you to do anything.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains or incorporates forward-looking statements within the meaning of the Federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. Certain of these risks are described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 and our other filings with the SEC. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all of the risks and uncertainties that could have an impact on the forward-looking statements, including without limitation, risks and uncertainties relating to:

•	changes in general economic and market conditions;
•	changes and prospects for changes in interest rates;
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•	fluctuations in volume and prices of securities;
•	changes in demand for brokerage services;
•	competition within and without the brokerage business, including the offer of broader services;
•	competition from electronic discount brokerage firms offering greater discounts on commissions than we do;
•	the prevalence of a flat fee environment;
•	no fee brokerage services;
•	the method of placing trades by our customers;
•	computer and telephone system failures;
•	our level of spending on advertising and promotion;
•	trading errors and the possibility of losses from customer non-payment of amounts due;
•	other increases in expenses and changes in our net capital or other regulatory requirements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Information Statement. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the U.S., we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or other investments or strategic transactions we may engage in.

Unless the context requires otherwise, in this prospectus the words,” “our company,” “we,” “us,” and “our” refer to Siebert Financial Corp. and our consolidated subsidiaries. References in this Information Statement to “MSCO” refer solely to our subsidiary, Muriel Siebert & Co., Inc. References to “StockCross” refer to StockCross Financial Services, Inc., an affiliated broker-dealer.

ISSUANCE OF COMMON STOCK

Background

The Company, MSCO, and StockCross are deemed affiliates of each other and have been deemed affiliates since the Majority Shareholder acquired control of the Company on December 16, 2016 (the “Control Acquisition”), pursuant to the terms of an Acquisition Agreement, dated September 1, 2016, by and among the Company, the Majority Shareholder and the Estate of Muriel F. Siebert (the “Acquisition Agreement”). Following the Control Acquisition, the Board, its advisors and the management of the Company, continued to conduct a detailed review of the Company, the sectors of the financial industry it operates in, its assets, corporate structure, dividend policy, capitalization, operations, properties, policies, management and personnel. Additionally, the Company began analyzing the business lines of StockCross and MSCO in order to identify those lines of business where MSCO and StockCross may be able to realize certain economies of scale and collective benefit which is intended to increase revenue and reduce relative costs for MSCO.

In February 2017, the Board, at a regular meeting of the Board, discussed a proposal regarding the purchase by either the Company or MSCO of certain retail broker-dealer assets of StockCross.

In May 2017, the Company, MSCO and StockCross entered into a non-binding letter of intent dated May 3, 2017 (the “LOI”) which contemplated the Company and MSCO acquiring certain retail broker-dealer assets of StockCross.

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The Asset Purchase Agreement

On June 26, 2017, the Company, MSCO, and StockCross entered into the Purchase Agreement, pursuant to which MSCO will acquire (the “Acquisition”) certain retail broker-dealer assets of StockCross (the “Assets”). StockCross is a self-clearing discount broker dealer that has a variety of business lines, certain of which are similar to MSCO’s. The purchase price for the Assets is $19,983,924, subject to adjustment as provided in the Purchase Agreement (the “Purchase Price”). The Purchase Price was derived based upon a valuation report and fairness opinion obtained by a financial advisor to the Company. See “Issuance of Common Stock – Fairness Opinion and Valuation Report.” At the closing of the Acquisition (the “Closing”), the Purchase Price will be paid by the Company issuing and delivering to StockCross 5,072,062 shares of its restricted common stock, subject to adjustment. The Purchase Agreement has been unanimously approved by the boards of directors of each of the Company and StockCross. The discussion in this Information Statement of the Acquisition and the principal terms of the Purchase Agreement is subject to, and is qualified in its entirety by reference to, the Purchase Agreement. The full text of the Purchase Agreement is attached hereto as Annex A, and is incorporated into this Information Statement by reference.

StockCross shall be solely liable for all liabilities and obligations to the extent arising from, or to the extent arising in connection with, ownership of the Assets or operation of the Business (as defined below) prior to the date of the Closing (the “Closing Date”), whether or not reflected on its books and records. Neither MSCO nor its affiliates will assume, and will have no liability for, any obligations and liabilities of StockCross (and its affiliates and their respective direct or indirect subsidiaries shall retain and remain solely liable for and obligated to discharge), all of their debts, contracts, agreements, commitments, obligations and other liabilities of any nature whatsoever, whether known or unknown, accrued or not accrued, fixed or contingent, not expressly assumed by MSCO in writing incurred or arising prior to the Closing Date. In the event that the StockCross is unable to pay any liabilities (including because of insufficient capital) relating to the Assets, we agreed to pay such liabilities, provided, that in the event of such a payment, StockCross shall return to us for cancellation that number of shares of our common stock issued to StockCross as consideration for the Purchase Price equal to the amount of such liabilities paid by us or at StockCross’ discretion pay us the equivalent in cash, when such cash becomes available to StockCross.

The Closing of the Acquisition is subject to customary closing conditions including receiving required regulatory approvals for the transfer of the Assets and obtaining approval from the Company’s shareholders of the issuance of common stock in payment of the Purchase Price. As of the date of this Information Statement, MSCO has received the required regulatory approvals for the transfer of the Assets. Upon the closing of the Acquisition, MSCO and StockCross will enter into a clearing agreement pursuant to which StockCross will act as the clearing broker for MSCO with respect to the accounts transferred from StockCross to MSCO in the Acquisition. We anticipate the Closing to occur on or before December 31, 2017.

Fairness Opinion and Valuation Report

Pursuant to an engagement letter dated April 20, 2017, we engaged Manorhaven Capital, LLC, a registered broker-dealer (“Manorhaven”) as the Company’s advisor to provide a fairness opinion (the “Fairness Opinion”) regarding the Acquisition and such other advice as the Company may reasonably request or that Manorhaven deems necessary or appropriate in connection with the Acquisition. In connection with its engagement, Manorhaven delivered to the Company the Fairness Opinion and a valuation report (the “Valuation Report”) regarding the value of the Assets. Manorhaven determined that the valuation range of the Assets as of May 31, 2017, the date of the Valuation Report, was approximately $17,985,533 to $21,982,318, with a base valuation of $19,983,926. The Company and MSCO agreed that the Purchase Price of the Assets would be the base valuation of $19,983,924. Manorhaven’s Fairness Opinion indicated that the Acquisition is “fair from a financial perspective,” provided the final agreed to valuation is not more than the valuation range set forth in the Valuation Report.

Manorhaven is a recognized investment banking, financial advisory and securities firm whose senior professionals have substantial experience advising companies in, among other industries, the brokerage industry. Manorhaven, as part of its investment banking, financial advisory and capital markets businesses, is regularly engaged in the valuation and financial assessment of businesses and securities in connection with mergers and acquisitions, recapitalizations, spin-offs/split-offs, restructurings, securities offerings in both the private and public capital markets and valuations for corporate and other purposes. Manorhaven was recommended to the Board by counsel to the Company, based on previous experience with such counsel. Manorhaven is under common control with the Company’s counsel, Gusrae Kaplan Nusbaum PLLC, who represents all the parties to the Agreement.

In arriving at its opinion Manorhaven, among other items:

•         Reviewed the Letter of Intent

•         Held discussions with the management teams of the Company and StockCross regarding the history and performance, as well as the current and future prospects of the target assets;

•         Conducted site visits to various StockCross offices;

•         Held meetings with a sampling of the registered representatives to be acquired in the Acquisition;

•         Reviewed the FINRA BrokerChecks of the registered representatives to be acquired through the Acquisition;

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•         Reviewed StockCross’ financials statements from 2015 through the current year to date;

•         Reviewed the capitalization table of the Company and StockCross;

•         Reviewed Siebert’s and StockCross’ prepared financial projections;

•         Reviewed the financial services market both domestically and globally, and other publicly available data for comparable companies;

•         Reviewed the customer assets included in the Acquisition;

•         Reviewed the real estate leases included in the Acquisition; and

•         Conducted such other financial studies, analyses, investigations, and considered such other information as it deemed necessary or appropriate

In connection with its review, Manorhaven did not independently verify any of the information reviewed by Manorhaven for the purpose of its opinion and with the Company’s consent, relied on such information being complete and accurate in all material respects. Manorhaven’s opinion is based on economic, monetary, market, and other conditions and information made available to Manorhaven as of the date of the Valuation Report. No limitations were imposed by the Company upon Manorhaven with respect to the investigations made or procedures followed by Manorhaven in rendering its valuation conclusion or its Fairness Opinion.

Manorhaven’s valuation analysis was based on the following assumptions:

•         the valuation of the Assets was derived using data provided to Manorhaven as of the date of the Opinion;

•         projections assume no additional capital or changes to working capital are required to run the combined business;

•         no reduction in customers or customer assets as a result of the Acquisition;

•         no loss of registered representatives acquired through the Acquisition;

•         the Assets will continue to perform in-line with their historical performance;

•         registered representatives acquired through the Acquisition will engage in cross-selling to the existing customer base of the Company;

•         no regulatory issues related to the Acquisition;

•         StockCross and the Company will enter into a correspondent clearing agreement which will closely mirror the Company’s existing correspondent clearing agreement with National Financial Services;

•         some cost synergies will be created as a result of the Acquisition; and

•         the forward Federal Funds curve is a used as the basis for increases in margin interest income and other interest income

In reviewing the materials provided by the Company and/or StockCross, Manorhaven determined that a comparable company and discounted cash flow analyses were the most appropriate methods to determine fair value and arrive at its opinion. Manorhaven indicated in its Fairness Opinion that the discounted cash flow analysis establishes the value of a company or group of assets whose value is determined to consist primarily of intangible assets, through the capitalization of free cash flows anticipated to be generated by the company. The procedure requires calculating the net present value of the projected free cash flows discounted by a risk-adjusted rate of return over the anticipated economic life of the investment. Manorhaven also indicated in its Fairness Opinion that comparable company analysis establishes value through a comparative analysis of similar publicly traded companies active in similar industry sectors. The approach compares ratios of income statement, balance sheet, and cash flow quantities versus known public valuations and extrapolates the subject company’s value from said ratios. Some of the companies that Manorhaven included in its comparable company analysis were B. Riley Financial, Inc., Cowen, Inc., FBR & Co., JMP Group LLC, Ladenburg Thalmann Financial Services Inc., LPL Financial Holdings, Inc., Oppenheimer Holdings Inc., Piper Jaffray Companies, Raymond James Financial, Inc. and Security National Financial Corporation.

A copy of the Fairness Opinion and the Valuation Report will be available for inspection and/or copying by any shareholder or his or her representative, upon written request. The Fairness Opinion and the Valuation Report can be viewed at the Company’s corporate offices located at 120 Wall Street, New York, NY 10005 during regular business hours between the hours of 9:00 a.m. and 5:00 p.m from the date of this Information Statement through the Closing Date. A shareholder or his or her representative may, under certain circumstances and at the shareholder’s expense, copy the Fairness Opinion and the Valuation Report during the period it is available for inspection. A shareholder desiring to inspect and/or copy the shareholder list should contact the Company at 120 Wall Street, New York, NY 10005 (phone: (404) 539-1147), to make necessary arrangements.

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StockCross; The Assets

StockCross is a privately held securities broker dealer registered with the SEC and is a member of Financial Industry Regulatory Authority (“FINRA”). StockCross’ main business lines consists of discount brokerage services, facilitation of equity compensation plans, market making, and custody and clearance of accounts.

The Assets being purchased from StockCross consist of: (a) the accounts of the clients that have consented to the transfer (“the Transferred Clients”); (b) all books, records, ledgers, exports, correspondence plans and files to the extent related to the Transferred Clients that are available to StockCross, (c) all mailing lists, customer lists, subscriber lists, e-mail addresses relating to the Transferred Clients, (d) all leasehold interests in, and licenses to, all real properties used, held or occupied in connection with the part of the retail brokerage business of StockCross being sold to MSCO (the “Business”), and any and all leasehold improvements thereon, (e) all tangible assets and properties, including machinery and equipment, spare parts and supplies, accessories, furniture, fixtures, office equipment and supplies used exclusively or primarily in the conduct of the Business and (f) all goodwill related to the foregoing assets.

FINANCIAL INFORMATION

•            The audited financial statements and the accompanying notes of the Target Business (as defined below) for the years ended December 31, 2016 and 2015, are attached to this Information Statement as Annex B and are incorporated herein by this reference.

•            The unaudited financial statements and the accompanying notes of the Target Business for the nine month periods ended September 30, 2017 and September 30, 2016, are attached to this Information Statement as Annex C and is incorporated herein by this reference.

•            The unaudited pro forma financial statements and the accompanying notes for the nine months ended September 30, 2017 and the fiscal year ended December 31, 2016 are attached to this Information Statement as Annex D and is incorporated herein by this reference.

The unaudited pro forma condensed combined consolidated statements of comprehensive income data for the nine months ended September 30, 2017 and the fiscal year ended December 31, 2016 combines our unaudited historical condensed consolidated statements of comprehensive income data for the periods then ended with the unaudited historical consolidated statements of comprehensive income data of the Target Business for the nine months ended September 30, 2017 and the fiscal year ended December 31, 2016, and gives effect to the Acquisition on a pro forma basis as if it had been completed on January 1, 2016.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE ASSETS

Results of Operations

The following discussion and analysis of the financial condition and results of operations of the Assets, being treated, for the purposes of this section of the Information Statement as a business (the “Target Business”) as of and for the years ended December 31, 2016 and 2015 and for the unaudited nine month period ended September 30, 2017 and September 30, 2016 should be read in conjunction with the financial statements and notes thereto relating to the Target Business for the years ended December 31, 2016 and 2015 and for the nine month period ended September 30, 2017 and 2016 attached as Annex A and Annex B hereto, respectively, and with the information contained under “Cautionary Note Regarding Forward-Looking Statements” beginning on page 4, of this Information Statement.

Year Ended December 31, 2016 Compared to Year Ended December 31, 2015

Revenue

Revenue for the year ended December 31, 2016, was $15,191,282 compared to $14,618,343 for the year ended December 31, 2015, an increase of $572,939. Such increase was a result of an increase of $1,041,525 from principal transactions from due to an increase in proprietary sales to customers and an increase in other income of $229,604, due to reduction in cash holdings of retail clients. Such increased revenues, however, was partially offset by a decrease in commissions of $444,162 due to a reduction in unsolicited business and an increased marketing effort in the principal transactions and investment advisory business lines and a decrease in interest income of $229,604, due to reduction in cash holdings of retail clients.

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Expenses

Expenses for the year ended December 31, 2016, was $14,574,979 compared to $14,420,180 for the year ended December 31, 2015, representing a decrease of $154,799. Such decrease was a result of a decrease of $913,471 of other expenses, primarily due to a concerted effort by management to reduce overhead expenditures, a decrease of $116,856 in occupancy expenses, due to a reduction in the number of branch offices, a decrease of $2,263 of interest expense.

Such decreases in expenses were offset by an increase of $1,090,374 in employee compensation and benefits expenses due to increased compensation to investment representatives proportionate to the increase in principal transactions, an increase of $33,524 in communication and data processing expenses due to increased investment in technological systems and an increase of $63,891 in clearance fees due to a proportional increase in clearing expenses related to the increase in principal transactions.

Net Income

Net Income for the year ended December 31, 2016, was $616,303 compared to $198,164 for the year ended December 31, 2015, representing an increase of $418,139.

Nine Months Ended September 30, 2017 Compared to Nine Months Ended September 30, 2016

Revenue

Revenue for the nine months ended September 30, 2017, was $12,012,627 compared to $11,409,530 for the nine months ended September 30, 2016, an increase of $603,097. Such increase was a result of an increase of $582,096 in principal transactions, due to an increase in proprietary sales to customers, an increase of $218,314 in interest income, due to a more favorable interest rate environment and consolidation of banking relationships resulting in a higher yield and an increase of $38,454 in other income primarily due to an expansion of the investment advisory business. Such increased revenues, however, was partially offset by a decrease of $235,767 in commissions due to a reduction in unsolicited business and an increased marketing effort in the principal transactions and investment advisory business lines.

Expenses

Expenses for the nine months ended September 30, 2017, was $11,149,767 compared to $10,643,089 for the nine months ended September 30, 2016, representing an increase of $506,678.

Such increase in expenses was a result of an increase of $447,299 of other expenses, primarily due to increased overhead expenses to support increased principal transaction and investment advisory business, an increase of $231,677 of communication and data processing expenses, primarily due to increased technological expenses to support increased principal transaction and investment advisory business, an increase of $24,801 of occupancy expenses, due to periodic rental increases, an increase of $23,414 of clearance fees due to a proportional increase in clearing expenses related to the increase in principal transactions, and an increase of $22,984 interest expense due to an increase in interest payments on client’s credit balances. The increases in expenses were offset by a decrease of $243,497 in employee compensation and benefits resulting from a reduction in staff.

Net Income

Net Income for the nine months ended September 30, 2017, was $862,860 compared to $766,441 for the nine months ended September 30, 2016, representing an increase of $96,419.

Liquidity and Capital Resources

The Target Business will continue to use StockCross’ centralized processes for cash management and payroll, which cash activity is an automatic transfer to StockCross and reflected as net parent investment, resulting in the Target Business not holding cash. As of September 30, 2017, the Target Business had total assets of $156,771 representing rent deposits, prepaid expenses for technology, and regulatory fees paid.

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Off Balance Sheet Arrangements

The Target Business enters into various transactions to meet the needs of customers, conduct trading activities, and manages market risks and is, therefore, subject to varying degrees of market and credit risk.

In the normal course of business, the Target Business’s customer activities involve the execution, settlement, and financing of various customer securities transactions. These activities may expose the Target Business to off-balance sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and the Target Business has to purchase or sell the financial instrument underlying the contract at a loss. The Target Business’s customer securities activities are transacted on either a cash or margin basis. In margin transactions, the Target Business extends credit to its customers, subject to various regulatory and internal margin requirements, collateralized by cash and securities in the customers’ accounts. In connection with these activities, the Target Business executes and clears customer transactions involving the sale of securities not yet purchased, substantially all of which are transacted on a margin basis subject to individual exchange regulations. Such transactions may expose the Target Business to off-balance sheet risk in the event margin requirements are not sufficient to fully cover losses that customers may incur. In the event the customer fails to satisfy its obligations, the Target Business may be required to purchase or sell financial instruments at prevailing market prices to fulfill the customer’s obligations.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Gloria E. Gebbia, a member of our Board, is the managing member of the Majority Shareholder. In addition, Ms. Gebbia, along with other members of the Gebbia family, control StockCross and Ms. Gebbia is a member of the board of directors of StockCross. Accordingly, the Company, MSCO and StockCross are affiliated entities through common indirect ownership.

Through their controlling interests in StockCross, Ms. Gebbia, and the other members of the Gebbia family have an interest in the shares of our Common Stock to be issued to StockCross at the closing of the Acquisition. The shares of Common Stock will be subject to a two year lock-up period during which StockCross may not sell or transfer the shares except to its shareholders and subject to the same lock-up restrictions to its shareholders, however, after the lock-up period expires, the shares of Common Stock may be distributed to the holders thereof, subject to compliance with Federal securities laws.

Pursuant to our Audit Committee’s charter, and as required under Nasdaq Rule 5630, the Audit Committee of our Board conducted a review of the terms and conditions of the Acquisition and approved the transaction, and will continue its review of the transaction.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 17, 2017, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated. To our knowledge, each person named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such person.

Name and Address of Beneficial Owner(1)	Shares of Common Stock		Percent of Class
Gloria E. Gebbia	20,142,220	(2)	91.2%
Andrew H. Reich	—		*
Francis V. Cuttita	—		*
Charles Zabatta	—		*
Jerry M. Schneider	—		*
Kennedy Cabot Acquisition, LLC	19,987,283		90.5%
24005 Ventura Blvd
Suite 200
Calabasas CA 91302

Directors and current executive officers as a group (5 persons)	20,142,220	(2)	91.2%

*	Less than 1%
(1)	Unless otherwise indicated, the business address each individual is c/o Siebert Financial Corp., 120 Wall Street, New York, NY 10005.
(2)	Includes 19,987,283 shares of our common stock owned by Kennedy Cabot Acquisition, LLC, 136,537 shares of our common stock owned by StockCross Financial Services, Inc. and 18,400 shares of our common stock owned by the Gebbia Family Trust.
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DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Siebert Financial Corporation, 120 Wall Street, 25th Floor, New York, New York 10005.

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith we file annual reports, quarterly and current reports, proxy statements and other information with the SEC. The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.

We maintain an Internet website at www.siebertnet.com. All of our reports filed with the SEC (including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statements) are accessible through the About Siebert Financial Corp. section of our website, free of charge, as soon as reasonably practicable after electronic filing. The reference to our website in this prospectus is an inactive textual reference only and is not a hyperlink. The contents of our website are not part of this prospectus, and you should not consider the contents of our website in making an investment decision with respect to our securities.

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Incorporation of Certain Information by Reference

The SEC allows us to “incorporate by reference” into this Information Statement information contained in documents that we file with it. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference into this Information Statement is an important part of this Information Statement. We incorporate by reference the following documents:

•	our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on April 6, 2017;

•	our Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2017, filed with the SEC on May 15, 2017;

•	our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, filed with the SEC on August 14, 2017;

•	our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, filed with the SEC on November 9, 2017;

•	our Current Reports on Form 8-K, filed with the SEC on each of December 21, 2016 (as amended by Form 8-K/A filed on December 27, 2016), December 30, 2016, April 25, 2017, April 27, 2017, and May 5, 2017; and

•	our Definitive Proxy Statement on Schedule DEF 14A filed with the SEC on May 23, 2017.

Any statement incorporated by reference in this Information Statement from an earlier dated document that is inconsistent with a statement contained in this Information Statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this Information Statement, shall be deemed to be modified or superseded for purposes of this prospectus by such statement contained in this Information Statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this Information Statement.

Any person, including any beneficial owner, to whom this Information Statement is delivered may (i) request copies of this Information Statement and any of the documents incorporated by reference into this Information Statement, without charge, by written request to Siebert Financial Corp., 120 Wall Street, 25th Floor, New York, New York 10005, or by calling us at (212) 644-2435 or (ii) may download copies from our website or from the SEC’s Internet website at the addresses provided under “Where You Can Find More Information.” Documents incorporated by reference into this Information Statement are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

Except as expressly provided above, no other information, including none of the information on our website, is incorporated by reference into this prospectus.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the actions taken by written consent of the Majority Shareholder in lieu of a meeting, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT.

By Order of the Board of Directors

/s/ Andrew Reich

Executive Vice President

Dated: November 29, 2017

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ANNEXES

Annex A:	Purchase Agreement
Annex B	Audited financial statements and the accompanying notes of the Target Business (as defined below) for the years ended December 31, 2016 and 2015
Annex C	Unaudited financial statements and the accompanying notes of the Target Business for the nine month periods ended September 30, 2017 and September 30, 2016
Annex D	Unaudited pro forma financial statements and the accompanying notes for the nine months ended September 30, 2017 and the fiscal year ended December 31, 2016
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ANNEX A

ASSET PURCHASE AGREEMENT

               ASSET PURCHASE AGREEMENT, dated as of June 26, 2017 (this “Agreement”) is made by and among STOCKCROSS FINANCIAL SERVICES, INC., a Massachusetts corporation (“Seller”), MURIEL SIEBERT & CO., INC., a Delaware corporation (“Buyer”), and SIEBERT FINANCIAL CORP., a New York corporation and the sole shareholder of Buyer (the “Parent”). Buyer, Seller and Parent are sometimes individually referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms used herein and not otherwise defined shall have the meanings given to them in Article I hereof.

RECITALS

               WHEREAS, Seller is a broker-dealer registered with the Securities and Exchange Commission (“SEC”) and a member in good standing of the Financial Industry Regulatory Authority (“FINRA”);

               WHEREAS, Buyer intends to buy, and Seller intends to sell, assign and transfer to Buyer, certain assets of Seller specified herein upon the terms and conditions of this Agreement;

               WHEREAS, Parent owns all of the issued and outstanding shares of capital stock of Buyer and will benefit substantially from the transactions under this Agreement;

               NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, representations, warranties and covenants herein contained, and for other good and valuable consideration, the value, receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

               1.1            “Affiliate” means with respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, “control” means, with respect to a Person, the ownership by another Person of fifty percent (50%) or greater of the ownership, income or voting interests of such Person or such other arrangement as constitutes the direct or indirect ability to direct the management, affairs or actions of such Person.

               1.2            “Ancillary Agreements” means each of the agreements to be delivered pursuant to Section 4.5 of this Agreement and any other documents executed by any party to this Agreement and delivered at the Closing.

               1.3            “Assumed Liabilities” has the meaning set forth in Section 2.5.

               1.4            “Business” means that part of the retail brokerage business of Seller being sold to Buyer.

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               1.5            “Buyer Material Adverse Effect” means any circumstance, change in or effect on the Buyer and its Affiliates (taken as a whole) that: (a) is or is reasonably likely to be materially adverse to the business, operations, customer or supplier relationships, results of operations or the condition (financial or otherwise) of the Buyer and its Affiliates (taken as a whole) (b) is reasonably likely to materially adversely affect the ability of the Buyer and its Affiliates to utilize the Purchased Assets in substantially the same manner in which they are utilized by Seller prior to the Closing Date (taking into account however the use of the Purchased Assets by Buyer and its Affiliates as contemplated by this Agreement) except to the extent any such circumstance, change or effect results from (i) the announcement of the execution of this Agreement and the transactions contemplated hereby or the identity of or facts related to Buyer or its Affiliates, (ii) actions or omissions of Buyer or its Affiliates required by this Agreement or taken with the prior consent of, or requested by, Seller or its Affiliates, or actions taken by Seller or any of its Affiliates, (iii) United States, regional, international or global economic, industry or market conditions (including changes in credit availability and liquidity, interest rates, currency exchange rates or prices of securities or commodities generally or liquidity of trading markets and corresponding changes in the value of the investment securities), (iv) general political conditions in the United States, any region or worldwide (including the outbreak of war or acts of terrorism) and natural catastrophic events, (v) changes or proposed changes in Law or interpretations thereof, (vi) changes generally affecting any industry in which the Buyer or any of its Affiliates conducts its business operations, or (vi) changes in GAAP or other changes in any regulatory accounting requirements or the interpretations thereof.

               1.6            “Clients” means the Seller’s brokerage clients.

               1.7            “Clearing Agreement” has the meaning set forth in Section 2.1(b).

               1.8            “Closing Date” means the date that is agreed to by the Parties, following receipt of necessary regulatory approvals, upon which the Closing Date Representatives will be affiliated with Buyer or Buyer’s Affiliates and so recorded on the CRD.

               1.9            “Closing Date Representatives” means those Registered Representatives of the Seller who meet the Buyer’s requirements for affiliation and become affiliated with Buyer or any Affiliate of the Buyer on the Closing Date. The name and the office location of each of the Closing Date Representatives shall be set forth on Schedule 1.9, which shall be amended from time to time prior to the Closing Date by Seller, subject to Buyer’s approval, to reflect any changes to such Schedule.

               1.10          “Common Stock” means the Parent’s common stock, par value $.01 per share.

               1.11          “CRD” means the Central Registration Depository as operated by FINRA.

               1.12          “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

               1.13          “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

               1.14          “Excluded Assets” has the meaning set forth in Section 2.3.

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               1.15          “FINRA” means the Financial Industry Regulatory Authority.

               1.16          Governmental Entity means any supranational, national, state, municipal, local or foreign government, any instrumentality, subdivision, court, administrative agency or commission or other governmental authority, or any quasi-governmental or private body exercising any regulatory or other governmental or quasi-governmental authority.

               1.17          “Law” or “Laws” means any constitution, law, statute, treaty, rule, standard, regulation, ordinance or other pronouncement having the effect of law in the United States of America, any foreign country or any domestic or foreign state, municipal, county, city or other political subdivision or of any Governmental Entity.

               1.18          “Letter of Intent” means that certain Letter of Intent, dated May 3, 2017, by and among Seller, Buyer and Parent.

               1.19          “Lien” means any lien, mortgage, pledge, security interest, lease, restriction, conditional sale or other title retention agreement, charge or encumbrance of any kind, whether voluntary or involuntary.

               1.20          “NFS” means National Financial Services, LLC.

               1.21          “Order” means any writ, judgment, decree, injunction, or similar order or requirement of any Governmental Entity or arbitral tribunal, in each case whether preliminary or final with respect to the operation of the Business.

               1.22          “Permits” means any notification, license, concession, permit (including without limitation any import, export, construction and operation permit), authorization, approval, franchise, certificate, exemption, classification, registration, qualification or similar document or authority that has been issued or granted by any Governmental Entity, and applications therefor.

               1.23          “Permitted Lien” means (i) any Lien for Taxes not yet due or being contested in good faith by appropriate proceedings and for which adequate reserves have been established, (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to an obligation or liability that is not yet due and (iii) any minor imperfection of title or similar Lien or encumbrance which individually or in the aggregate with other such imperfections of title, Liens or encumbrances on such property would not reasonably be expected to materially affect the value or use of such property.

               1.24          “Person” means any individual, sole proprietorship, entity, limited liability company, corporation, partnership, firm, joint venture, association, unincorporated syndicate, joint-stock company, estate, trust, unincorporated organization, Governmental Entity, body corporate or other entity (in each case whether or not having separate legal personality).

               1.25          “Purchased Assets” has the meaning set forth in Section 2.2.

               1.26          “Registered Representatives” means those “representatives” (as such term is defined under FINRA Rule 1031(b)) who are licensed with Seller as of the date hereof or who become licensed with Seller prior to the Closing Date.

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               1.27          “Regulatory Agencies” means collectively, SRO’s and Governmental Entities.

               1.28          “Securities Act” means the Securities Act of 1933, as amended.

               1.29          “Seller Material Adverse Effect” means any circumstance, change in or effect on the Business or Seller (taken as a whole) that: (a) is or is reasonably likely to be materially adverse to the business, operations or Purchased Assets, customer or supplier relationships, results of operations or the condition (financial or otherwise) of the Business or (b) is reasonably likely to materially adversely affect the ability of the Buyer to utilize the Purchased Assets in substantially the same manner in which they are utilized by Seller prior to the Closing Date (taking into account however the use of the Purchased Assets by Buyer as contemplated by this Agreement) except to the extent any such circumstance, change or effect results from (i) the announcement of the execution of this Agreement and the transactions contemplated hereby or the identity of or facts related to Buyer or its Affiliates, (ii) actions or omissions of Seller or its Affiliates required by this Agreement or taken with the prior consent of, or requested by, Buyer or its Affiliates, or actions taken by Buyer or any of its Affiliates, (iii) United States, regional, international or global economic, industry or market conditions (including changes in credit availability and liquidity, interest rates, currency exchange rates or prices of securities or commodities generally or liquidity of trading markets and corresponding changes in the value of the investment securities), (iv) general political conditions in the United States, any region or worldwide (including the outbreak of war or acts of terrorism) and natural catastrophic events, (v) changes or proposed changes in Law or interpretations thereof, (vi) changes generally affecting any industry in which Seller or any of its Affiliates conducts its business operations, or (vi) changes in GAAP or other changes in any regulatory accounting requirements or the interpretations thereof.

               1.30          “SRO” shall mean any domestic or foreign securities, broker-dealer or other financial services industry self-regulatory organization, including FINRA.

               1.31          “Tax” and “Taxes” means (a) any income, gross receipts, gains (including capital gains), license, occupancy, payroll, employment, excise, financial institutions, severance, stamp, occupation, fringe benefits, group, goods and services, franking deficits, debits, premium, windfall or excess profits, environmental, customs duties, capital stock, franchise, unincorporated business, profits, withholding, information, social security (or similar), unemployment, disability, workers’ compensation, land, real property, personal property, unclaimed property or escheat, ad valorem, production, sales, use, license, transfer, registration, value added, alternative or add-on minimum, accumulated earnings, personal holding company, estimated, or other tax, report or assessment of any kind whatsoever imposed by any Governmental Entity, including any interest, penalty, assessment, or addition thereto, whether disputed or not; and (b) any obligations under any agreements or arrangements with respect to any Taxes described in clause (a) above.

               1.32          “Transferring Client Accounts and Records” means the following (in all cases including all such items stored or kept on discs, tapes or other media); (a) the accounts of the Transferring Clients; (b) all books, records, ledgers, exports, correspondence plans and files to the extent related to the Transferring Clients that are available to Seller and (c) All mailing lists, customer lists, subscriber lists, e-mail addresses relating to the Transferring Clients and the Closing Date Representatives.

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               1.33          “Transferring Clients” means (a) those Clients with respect to whom the Parties have received affirmative written consent to the transfers to the Buyer and (b) in the event a negative consent process is allowed under applied Law, those Clients deemed to have consented to the transfer to the Buyer pursuant to the negative consent process described in Section 7.5.

ARTICLE II
TRANSFER AND PURCHASE OF ASSETS

               2.1            Transfer of Transferring Client Accounts; Registered Representative Affiliation with Buyer.

                                (a)            Subject to the terms and conditions set forth in this Agreement, effective on the Closing Date, Seller shall transfer and deliver to Buyer and Buyer shall accept from Seller the Transferring Client Accounts and Records. Custody and control of Transferring Client assets shall remain at Seller.

                                (b)            The Parties shall take all reasonable actions to effect the transfer of brokerage accounts and records of Seller, including but not limited to the following, with respect to each Client who doesn’t object to becoming a customer of Buyer on the Closing Date or as soon as practical thereafter and to take all necessary and reasonable steps for Buyer and Seller to enter in a clearing agreement pursuant to which Buyer shall be a correspondent and clear the Transferring Client Accounts on a fully disclosed basis with Seller, pursuant to a clearing agreement in substantially the form of Exhibit A hereto (the “Clearing Agreement”).

                              (i)            effectuate the transfer of the applicable customer account agreements;

                              (ii)            It is the intent of the parties that the customer accounts transferred to Buyer shall continue to clear their current location /clearing firm i.e. either Seller or NFS;

                              (iii)           effectuate the transfer of “broker-of-record” status for all account positions or holdings that are “direct-held” with a third party issuer (e.g., mutual fund shares, variable contracts); and

                              (iv)          obtain Client non-objection/consents pursuant to Section 7.5 where applicable; and

                                (c)            Consistent with Section 7.4, the Parties shall effectuate the affiliation of the Closing Date Representatives (as set forth on Schedule 1.9) as such Schedule shall be updated pursuant to Section 7.4(e)) with Buyer no later than the Closing.

               2.2            Purchase of Purchased Assets. On the terms and subject to the conditions set forth in this Agreement, Seller will sell, transfer, assign, convey and deliver to Buyer, and Buyer will purchase and acquire from Seller, all of Seller’s right, title and interest in and to the following assets, properties and rights of Seller as the same exist as of the close of business on the Closing Date, free and clear of all Liens:

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                                (a)            the Transferring Client Accounts and Records;

                                (b)            all leasehold interests in, and licenses to, all real properties used, held or occupied in connection with the Business, and any and all leasehold improvements thereon at those locations described in Schedule 2.2(b) (the “Leased Premises”).

                                (c)            all tangible assets and properties, including machinery and equipment, spare parts and supplies, accessories, furniture, fixtures, office equipment and supplies used exclusively or primarily in the conduct of the Business at the Leased Premises (collectively the “Equipment”), and all related claims, credits, and rights of recovery and set-off with respect thereto; and

                                (d)            all goodwill related to the foregoing assets (collectively, with the Transferring Client Accounts and Records, the Leased Premises and the Equipment, the “Purchased Assets”).

               2.3            Excluded Assets. Any asset of Seller not specifically sold to Buyer hereby is excluded from this sale.

               2.4            Excluded Liabilities. Seller shall be solely liable for all liabilities and obligations to the extent arising from, or to the extent arising in connection with, ownership of the Purchased Assets or to the operation of the Business prior to the Closing Date, whether or not reflected on its books and records. Neither Buyer nor its Affiliates will assume by virtue of this Agreement or the transactions contemplated hereby or otherwise, and will have no liability for, any obligations and liabilities of (and Seller and its Affiliates and their respective direct or indirect subsidiaries shall retain and remain solely liable for and obligated to discharge), all of their debts, contracts, agreements, commitments, obligations and other liabilities of any nature whatsoever, whether known or unknown, accrued or not accrued, fixed or contingent, not expressly assumed by Buyer in writing (all such liabilities and obligations not being assumed being herein called the “Excluded Liabilities”), incurred or arising prior to the Closing Date, including without limitation, the following:

                                (a)            Any liability for breaches of any and every contract or any other instrument, or purchase order or any liability for payments or amounts due under any contract, agreement, lease, license, commitment or any other instrument, contract, document or purchase order to the extent related to the Business excluding however, this Agreement and all other contracts or instruments entered into among the Parties related to the transactions contemplated by this Agreement or resulting from any breach of any such contract or other instrument by Buyer or its Affiliates;

                                (b)            Any liability or obligation for Taxes attributable for any period, or attributable to or imposed upon the Client Accounts for any period (or portion thereof) through the Closing Date, including, without limitation, any Taxes attributable to Seller or its Affiliates or arising from the transactions contemplated by this Agreement;

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                                (c)            Any liability or obligation for or in respect of any loan, other indebtedness for money borrowed, or account payable including any such liabilities owed to Affiliates of Seller;

                                (d)            Any liability or obligation arising as a result of any legal or equitable action or judicial or administrative proceeding initiated at any time, to the extent relating to any action or omission by or on behalf of Seller or any and all of its Affiliates and their respective direct or indirect subsidiaries, including, without limitation, any liability for violations of federal or state securities or other Laws;

                                (e)            Any liability or obligations to the extent relating to Seller’s agreements with Registered Representatives;

                                (f)            Any liability or obligation arising out of any “employee benefit plan,” as such term is defined by ERISA or related to other Plans of Seller or its Affiliates;

                                (g)            Any liability or obligation for making payments of any kind (including as a result of the affiliation of Registered Representatives or as a result of the termination of employment of employees, or other claims arising out of the terms and conditions of employment, or for vacation or severance pay or otherwise) to employees of Seller, its Affiliates and their respective direct and indirect subsidiaries, or in respect of payroll taxes for employees of Seller, its Affiliates and their respective direct and indirect subsidiaries;

                                (h)            Any liability or obligation for making payments of any kind with respect to the Client Accounts, whether to customers or other third parties, where such liability or obligation was incurred or arose prior to the Closing Date;

                                (i)            Any liabilities or obligations in respect of any Excluded Assets; and

                                (j)            Any liability or obligation of Seller incurred in connection with the making or performance of this Agreement and the transactions contemplated hereby including, but not limited to, any liability or obligation related to the failure to secure any necessary authorizations from any Governmental Entity.

               2.5            Assumed Liabilities. All Seller liabilities that are not Excluded Liabilities shall be assumed by the Parent (the “Assumed Liabilities”). In addition, in the event that the Seller is unable to pay any liabilities incurred by Seller relating to the Purchased Assets, which are Excluded Liabilities, the Parent agrees to pay such liabilities, provided, however that in the event of such a payment, the Seller shall return for cancellation that number of shares of Common Stock delivered to Seller as consideration for the Purchase Price equal to the amount paid or at Seller’s discretion pay Parent the equivalent in cash, when such cash becomes available to Seller. Parent’s obligation pursuant to this Section 2.5 shall apply if Seller is unable to pay the applicable liabilities because such payment shall cause Seller to have insufficient capital.

               2.6            Instruments of Transfer. The Transfer to Buyer of each of the Purchased Assets as herein provided shall be effected by bills of sale, licenses, endorsements, assignments, certificates of title, and other good and sufficient instruments of transfer and conveyance, satisfactory in form and substance to Buyer and as shall be effective to vest in Buyer title to each such Purchased Asset as required by this Agreement.

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ARTICLE III
PURCHASE PRICE

               3.1            Purchase Price. The parties hereto have agreed that the purchase price for the Purchased Assets (the “Purchase Price”) is $19,983,924, which is within the valuation range provided by Manorhaven Capital, LLC. The Purchase Price shall be paid on the Closing Date by delivery of 5,072,062 restricted shares of Common Stock of the Parent which is the product of dividing the Purchase Price by $3.94 (the weighted average closing price of Parent’s shares as reported on the NASDAQ market for the fifteen day period prior to the Letter of Intent between the parties hereto dated May 3, 2017). All shares issued to the Seller shall bear a two year restrictive legend.

               3.2            Allocation of Purchase Price. The Purchase Price shall be allocated among the Purchased Assets as mutually agreed by Seller and Buyer.

               3.3            Adjustments to Purchase Price. The Purchase Price shall be subject to adjustment pursuant to Section 2.5.

               3.4            Adjustments for Deposits or Advance Payments. Seller shall be reimbursed by Parent for all deposits and/or advance payments made by Seller relating to the Purchased Assets.

ARTICLE IV
CONDITIONS TO CLOSING; CLOSING

               4.1            Conditions to the Obligations of Each Party. The respective obligations of each of the Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions, unless waived in writing by all Parties:

                                (a)            No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction preventing the consummation of the transactions contemplated by this Agreement shall be in effect.

                                (b)            No suit, Action or Proceeding shall be pending or threatened against Buyer, Parent or Seller before any court, arbitral entity or Governmental Entity which, in the reasonable opinion of counsel for Buyer, Parent or Seller, would be likely to restrain or prohibit any such Party from consummating the transactions contemplated hereby or result in damages or other relief being obtained from such Party by a non-affiliated Person.

                                (c)            All approvals or consents from any Governmental Entity with respect to either Seller or Buyer that are necessary to complete the transaction shall have been obtained, including, at a minimum, any approval contemplated by NASD Rule 1017, provided that such approval does not materially and adversely modify any of the rights or obligations of Buyer, Parent or Seller.

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               4.2            Conditions to Obligations of Buyer and Parent. The obligations of Buyer and Parent to consummate the transactions contemplated by this Agreement are further subject to satisfaction or waiver at or prior to the Closing Date of the following conditions:

                                (a)            The representations and warranties of Seller in this Agreement shall be true and correct in all material respects (except for those qualified by materiality or Seller Material Adverse Effect, which shall be true in correct in all respects) as of the Closing Date, and Seller shall have performed all material obligations required to be performed by it under this Agreement;

                                (b)            Seller shall have entered into the Clearing Agreement with Buyer approved by the required regulatory authorities;

                                (c)            All consents necessary to the assignment to Buyer of the Leased Premises shall have been obtained by Seller, and there shall have been delivered to Buyer executed counterparts thereof reasonably satisfactory in form and substance to Buyer, of all such consents; and

                                (d)            There shall be no Seller Material Adverse Effect.

               4.3            Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement are further subject to satisfaction or waiver at or prior to the Closing Date of the following conditions:

                                (a)            The representations and warranties of Buyer and Parent in this Agreement shall be true and correct in all material respects (except for those qualified by materiality or Buyer Material Adverse Effect, which shall be true in correct in all respects) as of the date of this Agreement and as of the Closing Date and Buyer shall have performed all material obligations required to be performed by it under this Agreement;

                                (b)            The Parent’s shareholders shall have approved the issuance by the Parent of the Common Stock, pursuant to Nasdaq Rule 5635(a), to the Seller as payment of the Purchase Price;

                                (c)            Delivery of stock certificates representing the Purchase Price; and

                                (d)            There shall be no Buyer Material Adverse Effect.

               4.4            Closing. The consummation of the transactions contemplated hereby (the “Closing”) shall take place by telecopy or email delivery (immediately followed by overnight delivery) as soon as practicable after all conditions precedent in Sections 4.1 through 4.3 have been satisfied or waived.

               4.5            Procedure at Closing. All of the actions to be taken and documents to be executed and delivered at the Closing shall be deemed to be taken, executed and delivered simultaneously, and no such action, execution or delivery shall be effective until all actions to be taken and executions and deliveries to be effected at the Closing are complete. At the Closing:

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                                (a)            Seller shall execute and deliver to Buyer the following documents, in all cases in form reasonably satisfactory to Buyer and Buyer’s counsel:

                              (i)              the Clearing Agreement;

                              (ii)             a bill of sale and assignment agreement, in substantially the form of Exhibit B hereto, with respect to the Purchased Assets and such other assignments, bills of sale, endorsements, and other instruments of sale, conveyance, transfer and assignment, and other customary instruments and documents and certificates sufficient to vest in Buyer good, valid and marketable title to the Purchased Assets (the “Bill of Sale and Assignment Agreement”);

                              (iii)            a certificate of the Secretary of Seller, dated as of the Closing Date, in form and substance reasonably satisfactory to Buyer, as to (A) the resolutions of the Board of Directors of Seller authorizing the execution and performance of this Agreement and the contemplated transactions and (B) incumbency and signatures of the officers of Seller executing this Agreement and any Ancillary Agreements

                              (iv)            a certificate, duly executed by the authorized officer of Seller, confirming the satisfaction of the conditions contained in Section 4.2 hereof; and

                              (v)             written evidence of the receipt of all necessary authorizations from all Regulatory Agencies.

                                (b)            Buyer shall execute and deliver to Seller the following documents, in all cases in form reasonably satisfactory to Seller and Seller’s counsel:

                              (i)               the Clearing Agreement;

                              (ii)              the Bill of Sale and Assignment Agreement duly executed by the authorized officer of the Buyer;

                              (iii)            a certificate of the Secretary of Buyer, dated as of the Closing Date, in form and substance reasonably satisfactory to Seller, as to (A) the resolutions of the Board of Directors of Buyer authorizing the execution and performance of this Agreement and the contemplated transactions and (B) incumbency and signatures of the officers of Buyer executing this Agreement and any Ancillary Agreements;

                              (iv)            a certificate, duly executed by the authorized officer of Buyer, confirming the satisfaction of the conditions contained in Section 4.3 hereof; and

                              (v)            written evidence of the receipt of all necessary authorizations from Regulatory Agencies.

                                (c)            In addition to the above deliveries, each Party shall take all steps and actions as the other Party may reasonably request or as may otherwise be necessary to put Buyer in actual possession or control of the Purchased Assets or to effect the affiliation of the Closing Date Representatives with Buyer or its designated Affiliate.

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ARTICLE V
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer and Parent as follows:

               5.1            Organization, Power, Standing and Qualification. Seller is a corporation duly incorporated, validly existing under the Laws of Massachusetts, and has all requisite corporate power and authority to carry on the Business as currently conducted by it. Seller is duly qualified to do business as a foreign corporation and in good standing (to the extent applicable) in each jurisdiction in which the ownership of the portion of the Purchased Assets owned by it and the conduct of the Business by it makes such qualification or good standing necessary, except for any failure to be so qualified or in good standing that would not, individually or in the aggregate, have a Seller Material Adverse Effect. Seller has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and each Ancillary Agreement to which it is a party.

               5.2            Due Authorization. The execution, delivery and performance of this Agreement and each Ancillary Agreement, and the transactions contemplated hereby and thereby, where applicable, have been duly and validly authorized by all necessary corporate action of Seller. Without limiting the generality of the foregoing, the Sellers board of directors and stockholders have duly authorized the execution, delivery and performance of this Agreement by the Seller. This Agreement has been duly and validly executed and delivered by Seller and is a valid and binding obligation of each of Seller enforceable against each of Seller in accordance with its terms, and each Ancillary Agreement to which Seller is a party will, upon the Closing, be duly and validly executed and delivered by Seller and be a valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except, in respect of this Agreement and each such Ancillary Agreement, as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors, and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               5.3            Compliance with Other Instruments and Laws. The execution and delivery of this Agreement does not, and the performance of this Agreement and the consummation of the transactions contemplated hereby will not, (i) violate or conflict with the provisions of the articles of organization of Seller, (ii) result in the imposition of any Lien under, cause the acceleration of any obligation under, result in a material breach of, constitute a default under or otherwise violate or conflict with the terms, conditions or provisions of, any note, indenture, trust, pledge, mortgage, lease, guaranty or other agreement or instrument to which Seller is a party or by which Seller is bound or which is otherwise included in the Purchased Assets, (iii) result in a breach or violation by Seller of any of the terms, conditions or provisions of any Law or Order or (iv) require any consent or approval of, filing with or notice to, any Governmental Entity.

               5.4            Title to Property. Seller has, and at the Closing will convey to Buyer, good and valid title to all the Purchased Assets free and clear of any Liens, except for Permitted Liens. There are no outstanding agreements, options, rights of first refusal or commitments of any nature obligating Seller to transfer any of the Purchased Assets or rights or interests therein to any other Person or entity.

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               5.5            Compliance with Law. Seller is not in material violation of any Law or Order to which the Business, the Purchased Assets or the Seller is subject or otherwise bound; (ii) Seller has all Permits necessary for the conduct of the Business or the ownership or use of the Purchased Assets; (iii) Seller has filed all reports required to be filed with any Governmental Entity on or before the date hereof, except where the failure to so file is not material to the Business or the Purchased Assets; (iv) all such authorizations of Governmental Entities are presently valid and in full force and effect and (v) to Seller’s knowledge, Seller is not under investigation with respect to a violation of any Law with respect to the Business or the Purchased Assets.

               5.6            Employee Benefit Plans. Seller has a 401K plan. Those subject to the Plan will retain whatever rights they have, as defined in the 401K plan.

               5.7            Insurance. Buyer is aware of all insurance policies and fidelity bonds covering the Client Accounts and Seller’s Registered Representatives.

               5.8            Client Relations. No later than three (3) business days prior to the Closing, the Seller shall deliver to Buyer a true, accurate and correct list of the account numbers for Transferring Clients, which Seller shall update, as applicable, up to an including the Closing Date.

               5.9            Form U-4’s. To Seller’s knowledge, the FINRA Form U-4s for Seller’s Registered Representatives are accurate, complete and current, and Seller is not engaged in any dispute with any Client that has not been reported on the Form U-4 of a Registered Representative.

               5.10          Broker-Dealer Activities. Seller is duly registered and licensed as a broker-dealer with the SEC and in each state in which it conducts the Business under any state or federal broker-dealer or similar Law pursuant to which it is required to be so registered. Seller is a member in good standing with FINRA. Seller has timely filed all Forms BD and all other requisite filings, if any, required to be filed with any Governmental Entity. Seller is in material compliance with all applicable rules of any Governmental Entity in regard to its broker-dealer activities.

               5.11          No Fraudulent Conveyance. Seller is not entering into this Agreement or any of the other agreements referenced in this Agreement with the intent to defraud, delay or hinder their creditors or the creditors of their Affiliates, and the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements will not have any such effect. The transactions contemplated in this Agreement or any Ancillary Agreements will not constitute a fraudulent conveyance or otherwise give rise to any right of any creditor of Seller to any of the Purchased Assets. No bulk sales or similar Law applies to the transactions contemplated by this Agreement.

               5.12          Representations Complete. Neither the representations made by Seller, nor any statement made in any Schedule or certificate furnished by Seller pursuant to this Agreement, contain any untrue statement of a material fact or, to Seller’s knowledge, omits to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

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               5.13          Limitations on Representations and Warranties. Except for the representations and warranties specifically set forth in this Agreement, neither Seller nor its Affiliates or respective officers, directors, employees, agents, or representatives, nor any other Person, makes or shall be deemed to make any representation or warranty to Buyer, express or implied, at law or in equity, with respect to the transactions contemplated by this Agreement, and Seller hereby disclaims any such representation or warranty whether by Seller or any of its Affiliates or officers, directors, employees, agents, or representatives, or any other Person.

ARTICLE VI
REPRESENTATION AND WARRANTIES OF BUYER AND PARENT

               6.1            Buyer represents and warrants to Seller that:

                                (a)            Organization, Power and Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Buyer has all the corporate power, authority and Permits necessary to carry on its business as it has been and is currently being conducted, and to own, lease and operate the properties and assets used in connection therewith. Buyer has all requisite corporate power and authority to enter into and perform this Agreement and each Ancillary Agreement to which it is a party.

                                (b)            Authorization. The execution and delivery of this Agreement and each Ancillary Agreement to which it is a party by Buyer and the performance by it of its obligations hereunder and thereunder and the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and is a valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, and each Ancillary Agreement to which Buyer is a party will, prior to Closing, be duly and validly executed and delivered by Buyer and be a valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except, in respect of this Agreement and each such Ancillary Agreement, as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                                (c)            Freedom to Contract. The execution and delivery of this Agreement does not, and the performance of this Agreement and the consummation of the transactions contemplated hereby will not, (i) violate or conflict with the provisions of the certificate of incorporation or by-laws (or their equivalent organizational documents) of Buyer, (ii) result in the imposition of any Lien under, cause the acceleration of any obligation under, result in a breach of, constitute a default under or otherwise violate or conflict with the terms, conditions or provisions of, any note, indenture, mortgage, lease, guaranty or other agreement or instrument to which Buyer is a party or by which it is bound, (iii) result in a breach or violation by Buyer of any of the terms, conditions or provisions of any Law or Order or (iv) except for filings with FINRA, require any consent or approval of, filing with or notice to any Governmental Entity.

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                                (d)            Limitations on Representations and Warranties. Except for the representations and warranties specifically set forth in this Agreement, neither Buyer nor any of its Affiliates or its or their respective officers, directors, employees, agents or representatives, nor any other Person, makes or shall be deemed to make any representation or warranty to Seller, express or implied, at law or in equity, with respect to the transactions contemplated by this Agreement, and Buyer hereby disclaims any such representation or warranty whether by Buyer or any of its Affiliates or its or their officers, directors, employees, agents or representatives or any other Person.

               6.2            Parent represents and warrants to Seller that:

                                (a)            Organization, Power and Standing. Parent is a corporation duly organized, validly existing and in good standing under the laws of New York. Parent has all the corporate power, authority and Permits necessary to carry on its business as it has been and is currently being conducted, and to own, lease and operate the properties and assets used in connection therewith. Parent has all requisite corporate power and authority to enter into and perform this Agreement and each Ancillary Agreement to which it is a party.

                                (b)            Authorization. The execution and delivery of this Agreement and each Ancillary Agreement to which it is a party by Parent and the performance by it of its obligations hereunder and thereunder and the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Parent. The issuance of the shares of Common Stock by the Parent to the Seller as payment of the Purchase Price will be, prior to Closing, duly authorized and approved by the Parent’s board of directors and shareholders in accordance with Nasdaq Rule 5635(a). This Agreement has been duly and validly executed and delivered by Parent and is a valid and binding obligation of Parent enforceable against Parent in accordance with its terms, and each Ancillary Agreement to which Parent is a party will, prior to Closing, be duly and validly executed and delivered by Parent and be a valid and binding obligation of Parent enforceable against Parent in accordance with its terms, except, in respect of this Agreement and each such Ancillary Agreement, as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                                (c)            Freedom to Contract. The execution and delivery of this Agreement does not, and the performance of this Agreement and the consummation of the transactions contemplated hereby will not, (i) violate or conflict with the provisions of the certificate of incorporation or by-laws (or their equivalent organizational documents) of Parent, (ii) result in the imposition of any Lien under, cause the acceleration of any obligation under, result in a breach of, constitute a default under or otherwise violate or conflict with the terms, conditions or provisions of, any note, indenture, mortgage, lease, guaranty or other agreement or instrument to which Parent is a party or by which it is bound, (iii) result in a breach or violation by Parent of any of the terms, conditions or provisions of any Law or Order or (iv) except for filings with FINRA, require any consent or approval of, filing with or notice to any Governmental Entity.

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                                (d)            Valid Issuance. The shares of Common Stock issuable to Seller pursuant to this Agreement, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable, with a two year restriction on resale and all other than restrictions on transfer under applicable state and federal securities laws, and free and clear of all Liens.

                                (e)            Limitations on Representations and Warranties. Except for the representations and warranties specifically set forth in this Agreement, neither Parent nor any of its Affiliates or its or their respective officers, directors, employees, agents or representatives, nor any other Person, makes or shall be deemed to make any representation or warranty to Seller, express or implied, at law or in equity, with respect to the transactions contemplated by this Agreement, and Parent hereby disclaims any such representation or warranty whether by Parent or any of its Affiliates or its or their officers, directors, employees, agents or representatives or any other Person.

ARTICLE VII
ADDITIONAL COVENANTS AND AGREEMENTS

               7.1            Conduct of the Seller.

                                (a)            Except as contemplated by this Agreement, during the period from the date hereof to the Closing Date, the Seller agrees to conduct its business in accordance with its ordinary and usual course of business and in compliance with the Securities Act and the Exchange Act; use its best efforts, subject to the foregoing, to preserve Seller’s business organization, keep available to the Seller the services of Seller’s officers and employees and maintain satisfactory relationships with customers, suppliers and others having business relationships with it; confer with representatives of the Buyer to keep them informed with respect to operational matters of a material nature and to report the general status of the ongoing operations of the business of the Seller; maintain the Seller’s books and records in compliance with the Exchange Act.

               7.2            Regulatory Consents, Authorizations, etc. Each party hereto will use its reasonable best efforts to obtain all consents, authorizations, orders and approvals of, and to make all filings and registrations with, any governmental commission, board or other regulatory body or any other Person which is required for or in connection with the consummation by it of the transactions contemplated hereby and will cooperate fully with the other parties in assisting them to obtain such consents, authorizations, orders and approvals and to make such filings and registrations. No party hereto will take or omit to take any action for the purpose of delaying, impairing or impeding the receipt of any required consent, authorization, order or approval or the making of any required filing or registration.

               7.3            Access. From the date of this Agreement to the Closing Date, the Seller will give access to Buyer and its representatives reasonable access during normal business hours to the properties, books, records, customer accounts and contracts of the Seller and furnish to Buyer such documents and information concerning Seller’s business as Buyer may reasonably request. Buyer will hold, and will cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of applicable law, all confidential documents and information concerning Seller and its business provided to them.

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               7.4            Additional Agreements, Amendments or Supplements to Schedules.

                                (a)            Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all thing necessary, proper or advisable under applicable laws and regulations to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement.

                                (b)            After the date hereof and prior to the Closing Date, the Seller, as soon as practicable, shall supplement or amend the Schedules required by this Agreement with respect to any matter arising after the date hereof which, if existing or occurring at the date hereof, would have been required to be set forth or described in such Schedules.

                                (c)            Seller shall solicit its Registered Representatives to affiliate as registered representatives with Buyer.

                                (d)            Seller shall endorse and recommend Buyer as the firm with which Seller’s Registered Representatives should affiliate.

                                (e)            Seller shall advise with respect to, and actively assist in and facilitate, the affiliation of Seller’s Registered Representatives with Buyer or its Affiliates (except as specifically excluded), the transfer of all required registrations, qualifications, licenses and the like (including any communications with Governmental Entity), and the transfer of Client Accounts, assets and related books and records (including obtaining any required client consents).

                                (f)            Each party shall perform such other duties relating to the foregoing as the other parties may reasonably request.

               7.5            Client Accounts. As soon as reasonably practicable after the date hereof, Seller shall:

                                (a)            Subject to regulatory concurrence send a written notice, which notice shall provide the Client a reasonable period of time in which to object to the assignment (or deemed assignment) of the Client’s relationship to Buyer in accordance with applicable law; and

                                (b)            with respect to Client accounts for which negative-consent letters may not be used under applicable Law, use commercially reasonable efforts to obtain the consents of such Clients to effect the assignment (or deemed assignment) of all such contracts as contemplated hereunder.

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                                (c)            Seller shall promptly notify Buyer of Seller’s receipt of any communication received from a Client with respect to such consents.

                                (d)            Notwithstanding anything contained in this Agreement to the contrary, this Agreement shall not constitute an assignment (or deemed an assignment) of, or an agreement to assign, any Client contract if either the relevant Client objects to the assignment (or deemed assignment) or if affirmative consent from the relevant Client is required for the assignment (or deemed assignment) and such consent is not obtained.

                                (e)            Seller and its Affiliates shall have no liability to Buyer or its Parent with respect to the non-assignability or non-transferability of any Client contract to the extent such non-assignability or non-transferability arises solely as a result of the applicable Client objecting to assignment or failing to give an affirmative consent to assignment.

ARTICLE VIII
CONDITIONS TO THE CLOSING

               8.1            Conditions to Closing and the Parent’s Obligation to Purchase the Purchased Assets. The obligations of the Parent to consummate the transactions contemplated by this Agreement including, without limitation, the purchase of the Purchased Assets on the Closing Date, are subject to the fulfillment, to the reasonable satisfaction of the Parent, prior to or on the Closing Date of each of the following conditions:

                                (a)            Regulatory Consents, Authorizations, etc. All consents, authorizations, orders and approvals of, and filings and registrations with, any Regulatory Agencies which are required for or in connection with the execution and delivery of this Agreement and the consummation by each party hereto of the transactions contemplated hereby shall have been obtained or made.

                                (b)            Due Diligence. Buyer, Parent and Seller are Affiliates and have had full access to due diligence.

                                (c)            Representations, Warranties, Covenants, etc. The representations and warranties of the Seller contained in this Agreement and the Ancillary Documents, taken together with the Exhibits and Schedules attached hereto, shall have been true and correct in all material respects on the date hereof and, taken together with the amended Schedules attached hereto on the Closing Date, shall also be true and correct in all material respects on and as of the Closing Date, except for changes contemplated by this Agreement, with the same force and effect as if made on and as of the Closing Date; and the Seller shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by each of them on or prior to the Closing Date.

                                (d)            Litigation; Other Events. No claim, action, suit or proceeding shall have been instituted or shall be threatened by any Person which seeks to prohibit, restrict or delay consummation of the purchase of the Purchased Assets hereunder, or any of the conditions to consummation of such purchase, or to subject the Parent or its directors, officers, employees or agents to liability on the ground that it or they have breached any law or regulation or otherwise acted improperly in relation to the transactions contemplated by this Agreement.

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               8.2            Conditions to Closing and the Seller’s Obligation to Sell the Purchased Assets. The obligations of the Seller to consummate the transactions contemplated by this Agreement including, without limitation, the sale of the Purchased Assets on the Closing Date, are subject to fulfillment, to the reasonable satisfaction of the Seller, on or prior to the Closing Date, of each of the following conditions:

                                (a)            Regulatory Consents, Authorizations, etc. All consents, authorizations, orders and approvals of, and filings and registrations with, any Regulatory Agencies which are required for or in connection with the execution and delivery of this Agreement and the consummation by each party hereto of the transactions contemplated hereby shall have been obtained or made.

                                (b)            Representations, Warranties, Covenants, etc. The representations and warranties of the Parent contained in this Agreement, taken together with the Exhibits and Schedules attached hereto, shall have been true and correct in all material respects on the date hereof and, taken together with the amended Schedules attached hereto on the Closing Date, shall also be true and correct in all material respects on and as of the Closing Date, except for changes contemplated by this Agreement, with the same force and effect as if made on and as of the Closing Date; and the Parent shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

                                (c)            Litigation; Other Events. No claim, action, suit or proceeding shall have been instituted or shall be threatened by any Person which seeks to prohibit, restrict or delay consummation of the purchase of the Purchased Assets hereunder, or any of the conditions to consummation of such purchase or to subject the Seller or any of the Seller’s directors, officers, employees or agents to liability on the ground that it or they have breached any law or regulation or otherwise acted improperly in relation to the transactions contemplated by this Agreement.

ARTICLE IX
TERMINATION

               9.1            Prior to the Closing Date. This Agreement may be terminated at any time prior to the Closing Date:

                                (a)            By the written agreement of the Buyer, the Seller and the Parent;

                                (b)            By the Buyer if any event disclosed in the amendments to the Schedules hereto pursuant to Section 7.4 shall affect materially and adversely the Purchased Assets; or

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                                (c)            At the option of the Buyer or Seller if (i) the Purchased Assets sustain a material loss; (ii) trading in securities on the New York Stock Exchange has been suspended or limited; (iii) material governmental restrictions have been imposed on trading in securities generally (not in force and effect on the date hereof); (iv) a banking moratorium has been declared by federal authorities; (v) an outbreak of major international hostilities or other national or international calamity has occurred; (vi) a pending or threatened legal or governmental proceeding or action relating to the assets, operations, business or financial condition of the Seller, or a notification has been received by any of the parties hereto of the threat of any such proceeding or action, which could materially adversely effect the Purchased Assets; (vii) the passage by the Congress of the United States or by any state legislative body of similar impact, of any measure, or the adoption of any orders, rules or regulations by any governmental body or any authoritative accounting institute or board, or any governmental executive, which is reasonably believed likely by the Parent to have a material adverse impact on the Purchased Assets; (viii) any material adverse change in the financial or securities markets beyond normal market fluctuations has occurred since the date of this Agreement, and is continuing, and is reasonably expected to have material adverse effect on the transactions contemplated by this Agreement; (ix) a terrorist attack upon the United States; or (x) any material adverse change has occurred in the Purchased Assets.

               9.2            Liabilities upon Termination prior to the Closing Date. In the event of the termination of this Agreement prior to the Closing Date, this Agreement shall thereafter be valid solely to the extent performed, but shall become void and have no effect as to the obligations of the parties as to all matters to be performed on or after the Closing Date, and no party hereto shall have any liability concerning those matters to be performed after the Closing Date to the other parties hereto or their respective stockholders, directors, officers, employees or agents in respect thereof, except that nothing herein will relieve any party from liability for any willful breach of any covenant herein contained prior to such termination. If this Agreement is terminated prior to the Closing Date, each of the parties hereto shall bear their own expenses incurred in negotiating the transactions contemplated hereby and the preparation of this Agreement and its Schedules, Exhibits and all other related documents.

ARTICLE X
POST-CLOSING COVENANTS

               10.1          Transition Matters. Seller shall provide Buyer with reasonable access to the Leased Premises and access to and use of computer systems, telephones, customer service and order taking and processing facilities (“Facilities”) used in connection with Seller’s business so as to enable Buyer and Seller to complete the Transfer of the Purchased Assets to Buyer and Buyer shall provide Seller with access to such Facilities.

               10.2          Further Assurances. At any time and from time to time after the Closing, the parties shall execute, deliver and acknowledge such other documents and instruments of transfer, assignment or conveyance and do such further acts and things as may be reasonably required in order to consummate the transactions contemplated hereby.

ARTICLE XI
SURVIVAL; INDEMNIFICATION

               11.1          Survival of Representations and Warranties; Survival of Indemnities. All representations and warranties made by all parties herein or in any Schedule, Exhibit or certificate delivered pursuant hereto shall survive the Closing Date for a period of one (1) year. Any claim for indemnification under Sections 11.2 or 11.3 hereof shall be waived unless the indemnitee shall have given notice of such claim within the applicable period specified in the preceding sentence. The indemnification provisions set forth in this Article XI shall survive the Closing Date for a period of one (1) year; provided, however, that Seller’s obligation to indemnify Buyer with respect to any claim by a customer, in connection with his Transferring Client Account, for claims arising or accruing prior to the Closing Date, shall survive until such date that the applicable customer claims become barred by the relevant statute of limitations.

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               11.2          Indemnification of the Buyer. The Seller covenants and agrees with the Buyer that, regardless of any investigation made at any time by or on behalf of the Buyer or any information the Buyer may have, the Seller shall indemnify the Buyer and each of its successors, assigns, employees and agents (the “Buyer Indemnified Parties”), and hold them harmless from, against and in respect of any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses which are caused by, result from or arise out of:

                                (a)            Any breach or default in the performance by the Seller of any covenant or agreement of Seller contained in this Agreement;

                                (b)            Any breach of a representation or warranty made by the Seller herein or in any Schedule, Certificate, Exhibit or other document or instrument delivered to the Buyer by the Seller pursuant hereto;

                                (c)            Any claim made against the Buyer in connection with or relating to any liability or obligation of the Seller (whether accrued absolute, contingent or otherwise), arising or accruing prior to the Closing Date including, without limitation any claims relating to the Transferring Client Accounts; or

                                (d)            Any and all actions, suits, proceedings, claims, demands, judgments, compromises, assessments, settlements, costs and expenses (including reasonable legal fees and disbursements of counsel and court costs) incident to any of the foregoing (each a “Claim”).

               11.3          Indemnification of the Seller. The Buyer and Parent covenant and agree with the Seller that the Buyer and Parent shall jointly and severally indemnify the Seller and each of its officers, directors and successors and assigns (the “Seller Indemnified Parties”) and hold them harmless from, against and in respect of any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses which are caused by, result from or arise out of:

                                (a)            Any breach or default in the performance by the Buyer or Parent of any covenant or agreement of the Buyer or Parent contained in this Agreement;

                                (b)            Any breach of a representation or warranty made by the Buyer or Parent herein or in any Schedule, Certificate, Exhibit or other document or instrument delivered to the Seller by or on behalf of the Buyer and Parent pursuant hereto;

                                (c)            Any claim made against the Seller in connection with or relating to any liability or obligation of the Buyer or Parent (whether accrued absolute, contingent or otherwise) arising or accruing after the Closing Date, with respect to the Purchased Assets; or

                                (d)            Any and all Claims (including reasonable legal fees and disbursements of counsel and court costs) incident to any of the foregoing.

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               11.4          Right to Defend, Etc. If the facts giving rise to any such indemnification shall involve any actual Claim or demand by any third party against a Seller Indemnified Party or Buyer Indemnified Party (in each case generally referred to as an “Indemnified Party”), the Indemnifying Party shall be entitled to notice of and entitled (without prejudice) to the right of any Indemnified Party to participate at its expense through counsel of its own choosing to defend or prosecute such claim at its expense and through counsel of its own choosing if it gives written notice of its intention to do so no later than the time by which the interests of the Indemnified Party would be materially prejudiced as a result of its failure to have received such notice; provided, however, that if the defendants in any action shall include both an Indemnifying Party and an Indemnified Party and the Indemnified Party shall have been advised by its counsel that the counsel selected by the Indemnifying Party has a conflict of interest because of the availability of different or additional defenses to the Indemnified Party, the Indemnified Party shall have the right to select separate counsel to participate in the defense of such action on its behalf, at the expense of the Indemnifying Party; provided, further, however, that if there is more than one Indemnified Party, the Indemnifying Party shall only be required to pay the expense of one additional counsel other than its own. Notwithstanding the foregoing, (i) the failure to so notify the Indemnifying Party within such time as would materially prejudice the Indemnifying Party’s right to defend or prosecute such claim shall relieve such Indemnifying Party of any liability which it may have to any Indemnified Party; and (ii) the Indemnifying Party shall not be required to pay or reimburse the Indemnified Party for any costs or expenses associated with any counsel hired by the Indemnified Party prior to receipt of such notice by the Indemnifying Party. The Indemnified Party shall cooperate fully in the defense of such claim and shall make available to the Indemnifying Party pertinent information under its control relating thereto, but shall be entitled to be reimbursed, as provided in this Article XI, for all out-of-pocket costs and expenses payable to third parties incurred by it in connection therewith. If any Indemnifying Party assumes the defense of any such claim, the Indemnifying Party will hold the Indemnified Party harmless from and against any and all damages arising out of any settlement approved by such Indemnifying Party or any judgment in connection with such claim or litigation. Payment by an Indemnifying Party to an Indemnified Party shall be made within ten days after demand, unless there is a claim or demand by a third party in which event payment shall be made within ten days after final judgment, settlement or compromise, as the case may be.

               11.5          Limitations on Indemnification Obligations. No Claim may be made against Seller on the one hand, or Buyer, on the other hand, for indemnification pursuant to this Article XI with respect to any individual Claim, unless the aggregate of (i) all Claims of the Buyer Indemnified Parties with respect to Section 11.2 or (ii) all Claims of the Seller Indemnified Parties with respect to Section 11.3, shall exceed $100,000 and, in such event Seller on the one hand, or Buyer, on the other hand shall be required to pay the aggregate amount of any such Claims, subject to the limitations described in the following sentence. Additionally, except as otherwise provided herein, (a) the aggregate amount of all Claims payable by Seller to the Buyer Indemnified Parties shall not exceed $1,000,000, and (b) the aggregate amount of all Claims payable by Buyer to the Seller Indemnified Parties shall also not exceed $1,000,000. The foregoing notwithstanding, any and all Claims by a Buyer Indemnified Party against Seller for indemnification relating to any claim by a customer, in connection with his Transferring Client Account, for claims arising or accruing prior to the Closing Date shall not be subject to, or included in calculating the limitations contained in this Section 11.5.

A-21

ARTICLE XII
MISCELLANEOUS

               12.1          Waiver of Conditions. Any party may, at its option, waive, in writing, any or all of the conditions herein contained to which its obligations hereunder are subject.

               12.2          Notices. All notices, requests or other communications to any of the parties by another party shall be in writing and shall be deemed duly given on the earlier of the date the same is delivered in person, when deposited with a nationally recognized overnight courier service which provides receipt of delivery, or when deposited in the United States mail, certified or registered, postage prepaid, return receipt, as follows:

                                If to the Seller, to:

                                                StockCross Financial Services, Inc.

                                                9464 Wilshire Boulevard

                                                Beverly Hills, California 90212

                                                Attention: Michael J. Colombino, CFO

                                                Email: mcolombino@stockcross.com

                                With a copy to:

                                                Gusrae Kaplan Nusbaum PLLC

                                                120 Wall Street

                                                New York, New York 10005

                                                Attention: Martin H. Kaplan

                                                Email: mkaplan@gusraekaplan.com

                                If to the Buyer and/or the Parent, to:

                                                Muriel Siebert & Co., Inc.

                                                120 Wall Street

                                                New York, New York 10005

                                                Attention: Andrew Reich

                                                Email: areich@siebertnet.com

                                Any party may designate, by notice in writing to the other parties, a new address to which notices, requests and other communications hereunder shall be given.

               12.3          Arbitration. Any dispute with respect to or arising out of this Agreement will be decided by arbitration, in accordance with the rules of FINRA, before FINRA. The arbitration panel in any such proceeding is hereby granted the authority to award money damages, injunctive relief and costs and attorneys’ fees and disbursements; provided, however, that the arbitrator shall not grant any award in excess or beyond the terms provided in this Agreement. The award rendered in that arbitration will be binding on the parties and judgment upon the award can be entered by any court within the Commonwealth of Massachusetts.

A-22

               12.4          Counterparts. This Agreement and any amendments, waivers, consents, or supplements may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement, any amendments, waivers, consents or supplements, by facsimile or email shall be as effective as delivery of a manually executed counterpart thereof.

               12.5          Headings. The headings herein are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

               12.6          Amendments. This Agreement may not be modified or changed except by an instrument or instruments, in writing, executed by the parties hereto.

               12.7          Miscellaneous.

                                (a)            This Agreement (including the Schedules and Exhibits hereto) constitutes the entire agreement and understanding and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and is not intended to confer upon any other Person any rights or remedies hereunder.

                                (b)            Unless consented to in writing by all of the Parties hereto, this Agreement shall not be assigned by operation of law or otherwise.

                                (c)            This Agreement shall be construed and governed in all respects, including validity, interpretation and effect, by the laws of the Commonwealth of Massachusetts without regard to the conflicts of laws principles thereof or the actual domiciles of the parties hereto. Any action relating hereto shall be venued in New York, New York.

                                (d)            This Agreement shall be cancelled unless all parties hereto have executed this Agreement and have provided all other parties with a manually executed copy of his or her execution page within five (5) business days of the date first above written.

                                (e)            All parties hereto, Buyer, Parent and Seller are Affiliates and have been represented by the same counsel Gusrae Kaplan Nusbaum PLLC (“GKN”) in connection with the Asset Purchase Agreement. All conflict of interest concerns have been waived.

Remainder of Page Intentionally Left Blank

A-23

               IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first above written.

STOCKCROSS FINANCIAL SERVICES, INC.

By:	/s/ Michael J. Colombino
Name: Michael J. Colombino, CFO
Title: Chief Finance Officer

MURIEL SIEBERT & CO., INC.

By:	/s/ Andrew Reich
Name: Andrew Reich
Title: Executive Vice President, CEO

SIEBERT FINANCIAL CORPORATION

By:	/s/ Andrew Reich
Name: Andrew Reich
Title: Executive Vice President, CFO

ANNEX B

FINANCIAL STATEMENTS

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

December 31, 2016 and 2015 and for the Years Then Ended

With Report of Independent Auditors

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

December 31, 2016 and 2015

Contents

Report of Independent Auditors

Lilling & Company LLP

Certified Public Accountants

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
StockCross Financial Services, Inc.
Beverly Hills, California

We have audited the accompanying statement of financial condition of Stockcross Target Business (the carve-out operations of certain assets of StockCross Financial Services, Inc.) as of December 31, 2016 and 2015, and the related statements of operations, changes in net parent investment, and cash flows for the year then ended. These financial statements are the responsibility of StockCross Financial Services, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion of the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of StockCross Target Business as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Lilling + Company

CERTIFIED PUBLIC ACCOUNTANTS
Port Washington, New York
November 9, 2017

Two Seaview Boulevard, Port Washington, NY 11050 • (516) 829-1099 • Fax (516) 829-1065

B-1

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Statements of Operations

	Years Ended December 31
	2016	2015
Revenue
Commissions	$3,885,475	$4,329,637
Principal transactions	9,240,919	8,199,394
Interest income	1,444,484	1,698,512
Other income	620,404	390,800
	15,191,282	14,618,343
Expenses
Employee compensation and benefits	8,859,331	7,768,957
Other expenses	2,695,811	3,609,682
Communication and data processing	1,237,911	1,204,387
Occupancy	1,005,451	1,122,307
Clearance fees	632,258	568,367
Interest expense	144,217	146,480
	14,574,979	14,420,180
Net Income	$616,303	$198,163

See notes to financial statements.

B-2

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Statements of Financial Condition

	Years Ended December 31
	2016	2015
Assets
Cash	$—	$—
Other Assets	129,524	131,940
Total Assets	$129,524	$131,940

Liabilities and Net Parent Investment
Liabilities
Accounts payable, accrued expenses, and other liabilities	$810,069	$677,454
Total Liabilities	810,069	677,454

Net Parent Investment
Accumulated net parent investment	(680,545)	(545,514)
Total Net Parent Investment	(680,545)	(545,514)

Total Liabilities and Net Parent Investment	$129,524	$131,940

See notes to financial statements.

B-3

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Statements of Cash Flows

	Years Ended December 31
	2016	2015
Cash flows from operating activities
Net income	$616,303	$198,163
Adjustments to reconcile net income to net cash provided by operating activities
Other assets	2,416	(57,324)
Accounts payable, accrued expenses, and other liabilities	132,615	(1,270,505)
Total adjustments	135,031	(1,327,829)
Net cash provided by (used in) operating activities	751,334	(1,129,666)

Cash flows from investing activities	—	—
Net cash used in investing activities	—	—

Cash flows from financing activities
Net transfers (to) from Parent	(751,334)	1,129,666
Net cash (used in) provided by financing activities	(751,334)	1,129,666

NET CHANGE IN CASH	—	—
CASH – BEGINNING	—	—
CASH – END	—	—

Supplemental disclosures of cash flow information
Cash paid during the year for:
Interest expense	$144,217	$146,480

See notes to financial statements.

B-4

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Statements of Changes in Net Parent Investment

Total Net Parent Investment
Balance at December 31, 2014	$(1,873,343)
Net income	198,163
Net transfer from parent	1,129,666
Balance at December 31, 2015	(545,514)
Net income	616,303
Net distributions to parent	(751,334)
Balance at December 31, 2016	$(680,545)

See notes to financial statements.

B-5

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Notes to Financial Statements for the years ended December 31, 2016 and 2015

1. Background and Nature of Operations

The accompanying financial statements include the historical accounts of the StockCross Target Business business (“StockCross Target Business” or “target business”) of StockCross Financial Services, Inc. (“StockCross” or “the parent”).

StockCross is a securities broker dealer registered with the Securities and Exchange Commission (“SEC”) and is a member of Financial Industry Regulatory Authority (“FINRA”). StockCross’s main business lines include discount brokerage services, facilitation of equity compensation plans, market making, and custody and clearance of accounts.

The target business is located in Beverly Hills, California, with offices throughout the United States and worldwide customers.

2. Acquisition by Muriel Siebert & Co.

StockCross entered into an asset purchase agreement with Muriel Siebert & Co. (“Siebert” or “acquiring company”) on June 26, 2017 to purchase a portion of retail and investment advisory accounts from StockCross. StockCross will retain an independent unit of the discount brokerage, all equity compensation plans, and market making. As part of the acquisition, Siebert will acquire approximately 17,000 accounts and 39 employees. Siebert will also acquire six office locations of StockCross and have one office under a shared lease agreement. Custody, clearance and control of transferring client assets shall remain at StockCross.

3. Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (U.S. GAAP) from the financial statements and accounting records of StockCross Financial Services, Inc. using the historical results of operations and historical cost basis of the assets and liabilities of StockCross that comprise the StockCross Target Business. These financial statements have been prepared solely to demonstrate its historical results of operations, financial position, and cash flows for the indicated periods under StockCross’ management.

The accompanying financial statements include the assets, liabilities, revenues, and expenses that are specifically identifiable to the StockCross Target Business. In addition, certain costs related to the target business have been allocated from the parent. StockCross target business receives service and support functions from StockCross. Target business operations are dependent upon StockCross’s ability to perform these services and support functions. The costs associated with these service and support functions (indirect costs) have been allocated to the StockCross target business using the most meaningful method.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Allocation Methodology

Overhead expenses have been allocated based on the percentage of revenue being transferred as part of the transaction. All other income and expense items have been allocated based on the actual values of the revenues and expenses directly relating to the sale of customer accounts.

Management considers the allocation methodology used to be reasonable and appropriate for the target business revenue and expense streams. As StockCross operates as a stand-alone business, any overhead expenses have been allocated based on the percentage of revenue generated by the target assets and are presented accordingly in the financial statements. The revenue and expenses have been presented if the target business had operated as a stand-along entity. Further, the presentation of expenses reflected in the carve-out financial statements may not be indicative of expenses that will be incurred in the future by the acquiring company.

Cash

Cash management and payroll activities related to the target business are centralized by StockCross, that cash activity is an automatic transfer to StockCross and reflected as net parent investment. As a result of this automatic transfer of StockCross, the target business does not hold cash.

B-6

Other Assets

Other assets represent rent deposits, prepaid expenses for technology, and regulatory fees paid. These assets have been allocated based on the actual transfer of leases for rental deposits, based on number of registered employees transferred for regulatory fees, and based on the actual contracts for technological needs.

Accounts payable, accrued expenses and other liabilities

Accounts payable, accrued expenses, and other liabilities represent accrued expenses attributable to their respective years but paid in subsequent accounting periods. Accrued expenses represent the actual expenses attributable to the target business being acquired.

Securities Transactions and Commissions

Customers’ securities transactions are recorded on a settlement date basis, generally three business days following the transaction. Commissions and other securities transactions are recorded on a trade-date basis as the securities transactions occur. Securities owned are recorded at current market value. Commissions represent the actual commissions generated of $4,329,637 for 2015 and $3,885,475 for 2016 generated from the accounts being sold.

Interest Income

Interest income represents the actual interest generated in clients’ margin accounts. Interest income is recorded monthly based on the average daily balances held in client accounts.

Other Income

Other income represents actual fees generated from investment advisory services and fees generated from client accounts. Transactional fees are recorded concurrently with the related activity and an annual maintenance fee is charged to inactive client accounts on an annual basis at fiscal year end. Other income also consists of investment advisory fees and are recorded quarterly based on the amount of assets under management.

Principal Transaction

Principal transactions represent actual mark-up and mark-down on sales to client accounts. Principal transaction mark-up and mark-downs are recorded on the settlement date of the transactions.

Clearance Fees

Clearance fees represent the actual costs of clearing the transactions executed in accounts. Clearance expenses are recorded as they occur.

Communication and Data Processing

Communication and data processing expenses relate to necessary technological systems of the target business. Communication and data processing expenses have been allocated on the proportional revenue generated.

Employee Compensation and Benefits

Employee compensation has been allocated based on the number of employees that are transferring to Siebert, including any employees that were managing accounts of the transferring assets that have since terminated their employment with StockCross.

Occupancy

Rent and utilities have been allocated based on actual leases being acquired as part of the purchase. Telephone and insurance expenses have been allocated based on a percentage of revenues being generated as they related to overhead expenses not independently attributable to the carve-out portion of the financial statement.

Other Expenses

Other expenses represent regulatory dues and assessments, legal expenses, accounting expenses, and other miscellaneous expenses. Other expenses have been allocated on the proportional revenue generated.

B-7

Income Taxes

The target business elected to be taxed as an “S” Corporation for federal income tax purposes and in various states. As an S corporation, the target business is not subject to federal income taxes and passes through substantially all taxable items to the shareholders of the target business. The target business is subject to state and local income taxes in various states and localities.

The target business recognizes the effect of tax positions only when they are more likely than not to be sustained under audit by the taxing authorities. At December 31, 2016 and December 31, 2015 the target business did not have any unrecognized tax benefits or liabilities. The target business operates in the United States and in state and local jurisdictions, and tax years prior to 2013 are no longer subject to examination by taxing authorities. There are presently no income tax examinations in process.

4. Concentrations of Credit Risk

The target business is engaged in various trading and brokerage activities whose contra-parties include broker-dealers, banks and other financial institutions.

In the event contra-parties do not fulfill their obligations, the target business may sustain a loss if the market value of the instrument is different from the contract value of the transaction. The risk of default primarily depends upon the credit worthiness of the contra-parties involved in the transactions. It is the target business’s policy to review, as necessary, the credit standing of each contra-party with which it conducts business.

5. Litigation

The target business is subject to various claims and arbitration in the normal course of business. The target business believes that the resolution of these matters will not have a material adverse effect on these financial statements.

6. Financial Instruments with off-balance-sheet risk

The target business enters into various transactions to meet the needs of customers, conduct trading activities, and manages market risks and is, therefore, subject to varying degrees of market and credit risk.

In the normal course of business, the target business’s customer activities involve the execution, settlement, and financing of various customer securities transactions. These activities may expose The target business to off-balance sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and The target business has to purchase or sell the financial instrument underlying the contract at a loss.

The target business’s customer securities activities are transacted on either a cash or margin basis. In margin transactions, the target business extends credit to its customers, subject to various regulatory and internal margin requirements, collateralized by cash and securities in the customers’ accounts. In connection with these activities, the target business executes and clears customer transactions involving the sale of securities not yet purchased, substantially all of which are transacted on a margin basis subject to individual exchange regulations.

Such transactions may expose the target business to off-balance sheet risk in the event margin requirements are not sufficient to fully cover losses that customers may incur. In the event the customer fails to satisfy its obligations, the target business may be required to purchase or sell financial instruments at prevailing market prices to fulfill the customer’s obligations.

The target business seeks to control the risks associated with its customer activities by requiring customers to maintain margin collateral in compliance with various regulatory and internal guidelines. The target business monitors required margin levels daily and, pursuant to such guidelines, require customers to deposit additional collateral or to reduce positions, when necessary.

The target business’s customer financing and securities settlement activities may require the target business to pledge customer securities as collateral in support of various secured financing sources such as bank loans and securities loaned. In the event the counter-party is unable to meet its contractual obligation to return customer securities pledged as collateral, the target business may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customer obligations. The target business controls this risk by monitoring the market value of securities pledged on a daily basis and by requiring adjustments of collateral levels in the event of excess market exposure. In addition, the target business establishes credit limits for such activities and monitors compliance on a daily basis.

As the target business will be retaining custody and clearance functions of the target assets, it will continue to be responsible for the off-balance-sheet risk.

B-8

7. Lease Commitments

The target business rents office space and leases computers and other equipment under various operating leases. As part of the acquisition, the acquiring company will be utilizing the office spaces and acquiring the associated leases for the target business’s offices in Beverly Hills, CA; Dallas, TX; Horsham, PA; Houston, TX; and Seal Beach, CA. StockCross and Siebert will enter into a shared leasing agreement for the main office in Beverly Hills, CA. The total rent expense was $525,609 and $816,204 for 2016 and 2015, respectively. Lease commitments of the target business at December 31, 2016 which are as follows:

2017	$557,029
2018	536,291
2019	551,520
2020	567,128
Thereafter	222,002
Total	$2,433,970

8. Related Party Transaction

The controlling shareholder of Siebert, Kennedy Cabot Acquisition LLC, is an affiliate of StockCross through common ownership. Where directly identifiable, all expenses have been allocated to the target business. Estimates on overhead are based on the proportional revenue that is being acquired. The target business acquisition is being effected pursuant to the terms of an asset purchase agreement by and among StockCross, Siebert, and Siebert Financial Corp. (Siebert’s parent) dated June 26, 2017. The asset sale consists of retail accounts of StockCross, the associated registered representatives and supervisory personnel. Following the acquisition of the target business, StockCross will continue to custody and clear the accounts sold to the acquiring company as introduced accounts.

The parties have agreed that the purchase price for the target business is $19,983,924. The purchase price will be paid at closing by delivering 5,072,062 restricted shares of the acquiring company which is the produce of dividing the purchase price by $3.94 (the weighted average closing price of acquiring business’s shares as reported on NASDAQ market for the fifteen day period prior to the Letter of Intent between the parties dated May 3, 2017). All shares issued shall bear a two year restrictive legend.

Target business has been allocated expenses from StockCross of $14,574,979 and $14,420,180 for 2016 and 2015, respectively. These costs are derived from the operating expenses associated with the assets being acquired. There are no pension or postretirement expenses for the years ending 2016 and 2015. The costs represent clearance fees incurred to facilitate trading in the acquired assets, communication and data processing proportional to the revenue streams, employee compensation and benefits of the employees that will be transferring as part of the transaction, interest expense on balances in the accounts being transferred, occupancy costs of acquiring the offices, and other expenses related to accounting, legal, and other overhead of the target business.

9. Subsequent Events

There have been no subsequent events affecting the valuation of the target or acquiring companies, apart from the asset purchase agreement between Siebert and StockCross of June 26, 2017, from December 31, 2016 to the issuance of this report.

B-9

ANNEX C

FINANCIAL STATEMENTS

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

September 30, 2017 and for the nine month Period Then Ended

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Nine month period ended September 30, 2017

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Statements of Operations

	Nine Month Period Ended September 30
	2017	2016
Revenue
Commissions	$2,813,852	$3,049,619
Principal transactions	7,440,828	6,858,732
Interest income	1,302,406	1,084,092
Other income	455,541	417,087
	12,012,627	11,409,530
Expenses
Employee compensation and benefits	6,316,904	6,560,401
Other expenses	2,221,133	1,773,834
Communication and data processing	1,126,973	895,296
Occupancy	844,484	819,683
Clearance fees	511,499	488,085
Interest expense	128,774	105,790
	11,149,767	10,643,089
Net Income	$862,860	$766,441

See notes to financial statements.

C-1

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Statements of Financial Condition

September 30, 2017
Assets
Cash	$—
Other Assets	156,771
Total Assets	$156,771

Liabilities and Net Parent Investment
Liabilities
Accounts payable, accrued expenses, and other liabilities	$874,233
Total Liabilities	$874,233

Net Parent Investment
Accumulated net parent investment	(717,462)
Total Net Parent Investment	(717,462)

Total Liabilities and Net Parent Investment	$156,771

See notes to financial statements.

C-2

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Statements of Cash Flows

Nine Month Period Ended September 30, 2017
Cash flows from operating activities
Net income	$862,860
Adjustments to reconcile net income to net cash provided by operating activities
Other assets	(27,247)
Accounts payable, accrued expenses, and other liabilities	64,164
Total adjustments	36,917
Net cash provided by (used in) operating activities	899,777

Cash flows from investing activities	—
Net cash used in investing activities	—

Cash flows from financing activities
Net transfers (to) from Parent	(899,777)
Net cash (used in) provided by financing activities	(899,777)

NET CHANGE IN CASH	—
CASH – BEGINNING	—
CASH – END	—

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest expense	$128,774

See notes to financial statements.

C-3

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Statements of Changes in Net Parent Investment

Total Net Parent Investment
Balance at December 31, 2016	$(680,545)
Net income	862,860
Net transfer from parent	(899,777)
Balance at September 30, 2017	$(717,462)

See notes to financial statements.

C-4

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Notes to Financial Statements for the nine month period ended September 30, 2017

1. Background and Nature of Operations

The accompanying financial statements include the historical accounts of the StockCross Target Business business (“StockCross Target Business” or “target business”) of StockCross Financial Services, Inc. (“StockCross” or “the parent”).

StockCross is a securities broker dealer registered with the Securities and Exchange Commission (“SEC”) and is a member of Financial Industry Regulatory Authority (“FINRA”). StockCross’s main business lines include discount brokerage services, facilitation of equity compensation plans, market making, and custody and clearance of accounts.

The target business is located in Beverly Hills, California, with offices throughout the United States and worldwide customers.

2. Acquisition by Muriel Siebert & Co.

StockCross entered into an asset purchase agreement with Muriel Siebert & Co. (“Siebert” or “acquiring company”) on June 26, 2017 to purchase a portion of retail and investment advisory accounts from StockCross. StockCross will retain an independent unit of the discount brokerage, all equity compensation plans, and market making. As part of the acquisition, Siebert will acquire approximately 17,000 accounts and 39 employees. Siebert will also acquire six office locations of StockCross and have one office under a shared lease agreement. Custody, clearance and control of transferring client assets shall remain at StockCross.

3. Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (U.S. GAAP) from the financial statements and accounting records of StockCross Financial Services, Inc. using the historical results of operations and historical cost basis of the assets and liabilities of StockCross that comprise the StockCross Target Business. These financial statements have been prepared solely to demonstrate its historical results of operations, financial position, and cash flows for the indicated periods under StockCross’ management.

The accompanying financial statements include the assets, liabilities, revenues, and expenses that are specifically identifiable to the StockCross Target Business. In addition, certain costs related to the target business have been allocated from the parent. StockCross target business receives service and support functions from StockCross. Target business operations are dependent upon StockCross’s ability to perform these services and support functions. The costs associated with these service and support functions (indirect costs) have been allocated to the StockCross target business using the most meaningful method.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Allocation Methodology

Overhead expenses have been allocated based on the percentage of revenue being transferred as part of the transaction. All other income and expense items have been allocated based on the actual values of the revenues and expenses directly relating to the sale of customer accounts.

Management considers the allocation methodology used to be reasonable and appropriate for the target business revenue and expense streams. As StockCross operates as a stand-alone business, any overhead expenses have been allocated based on the percentage of revenue generated by the target assets and are presented accordingly in the financial statements. The revenue and expenses have been presented if the target business had operated as a stand-along entity. Further, the presentation of expenses reflected in the carve-out financial statements may not be indicative of expenses that will be incurred in the future by the acquiring company.

C-5

Cash

Cash management and payroll activities related to the target business are centralized by StockCross, that cash activity is an automatic transfer to StockCross and reflected as net parent investment. As a result of this automatic transfer of StockCross, the target business does not hold cash.

Other Assets

Other assets represent rent deposits, prepaid expenses for technology, and regulatory fees paid. These assets have been allocated based on the actual transfer of leases for rental deposits, based on number of registered employees transferred for regulatory fees, and based on the actual contracts for technological needs.

Accounts payable, accrued expenses and other liabilities

Accounts payable, accrued expenses, and other liabilities represent accrued expenses attributable to their respective years but paid in subsequent accounting periods. Accrued expenses represent the actual expenses attributable to the target business being acquired.

Securities Transactions and Commissions

Customers’ securities transactions are recorded on a settlement date basis, generally three business days following the transaction. Commissions and other securities transactions are recorded on a trade-date basis as the securities transactions occur. Securities owned are recorded at current market value. Commissions represent the actual commissions generated of $4,329,637 for 2015 and $3,885,475 for 2016 generated from the accounts being sold.

Interest Income

Interest income represents the actual interest generated in clients’ margin accounts. Interest income is recorded monthly based on the average daily balances held in client accounts.

Other Income

Other income represents actual fees generated from investment advisory services and fees generated from client accounts. Transactional fees are recorded concurrently with the related activity and an annual maintenance fee is charged to inactive client accounts on an annual basis at fiscal year end. Other income also consists of investment advisory fees and are recorded quarterly based on the amount of assets under management.

Principal Transaction

Principal transactions represent actual mark-up and mark-down on sales to client accounts. Principal transaction mark-up and mark-downs are recorded on the settlement date of the transactions.

Clearance Fees

Clearance fees represent the actual costs of clearing the transactions executed in accounts. Clearance expenses are recorded as they occur.

Communication and Data Processing

Communication and data processing expenses relate to necessary technological systems of the target business. Communication and data processing expenses have been allocated on the proportional revenue generated.

Employee Compensation and Benefits

Employee compensation has been allocated based on the number of employees that are transferring to Siebert, including any employees that were managing accounts of the transferring assets that have since terminated their employment with StockCross.

Occupancy

Rent and utilities have been allocated based on actual leases being acquired as part of the purchase. Telephone and insurance expenses have been allocated based on a percentage of revenues being generated as they related to overhead expenses not independently attributable to the carve-out portion of the financial statement.

Other Expenses

Other expenses represent regulatory dues and assessments, legal expenses, accounting expenses, and other miscellaneous expenses. Other expenses have been allocated on the proportional revenue generated.

C-6

Income Taxes

The target business elected to be taxed as an “S” Corporation for federal income tax purposes and in various states. As an S corporation, the target business is not subject to federal income taxes and passes through substantially all taxable items to the shareholders of the target business. The target business is subject to state and local income taxes in various states and localities.

The target business recognizes the effect of tax positions only when they are more likely than not to be sustained under audit by the taxing authorities. At September 30, 2017 the target business did not have any unrecognized tax benefits or liabilities. The target business operates in the United States and in state and local jurisdictions, and tax years prior to 2013 are no longer subject to examination by taxing authorities. There are presently no income tax examinations in process.

S

4. Concentrations of Credit Risk

The target business is engaged in various trading and brokerage activities whose contra-parties include broker-dealers, banks and other financial institutions.

In the event contra-parties do not fulfill their obligations, the target business may sustain a loss if the market value of the instrument is different from the contract value of the transaction. The risk of default primarily depends upon the credit worthiness of the contra-parties involved in the transactions. It is the target business’s policy to review, as necessary, the credit standing of each contra-party with which it conducts business.

5. Litigation

The target business is subject to various claims and arbitration in the normal course of business. The target business believes that the resolution of these matters will not have a material adverse effect on these financial statements.

6. Financial Instruments with off-balance-sheet risk

The target business enters into various transactions to meet the needs of customers, conduct trading activities, and manages market risks and is, therefore, subject to varying degrees of market and credit risk.

In the normal course of business, the target business’s customer activities involve the execution, settlement, and financing of various customer securities transactions. These activities may expose The target business to off-balance sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and The target business has to purchase or sell the financial instrument underlying the contract at a loss.

The target business’s customer securities activities are transacted on either a cash or margin basis. In margin transactions, the target business extends credit to its customers, subject to various regulatory and internal margin requirements, collateralized by cash and securities in the customers’ accounts. In connection with these activities, the target business executes and clears customer transactions involving the sale of securities not yet purchased, substantially all of which are transacted on a margin basis subject to individual exchange regulations.

Such transactions may expose the target business to off-balance sheet risk in the event margin requirements are not sufficient to fully cover losses that customers may incur. In the event the customer fails to satisfy its obligations, the target business may be required to purchase or sell financial instruments at prevailing market prices to fulfill the customer’s obligations.

The target business seeks to control the risks associated with its customer activities by requiring customers to maintain margin collateral in compliance with various regulatory and internal guidelines. The target business monitors required margin levels daily and, pursuant to such guidelines, require customers to deposit additional collateral or to reduce positions, when necessary.

The target business’s customer financing and securities settlement activities may require the target business to pledge customer securities as collateral in support of various secured financing sources such as bank loans and securities loaned. In the event the counter-party is unable to meet its contractual obligation to return customer securities pledged as collateral, the target business may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customer obligations. The target business controls this risk by monitoring the market value of securities pledged on a daily basis and by requiring adjustments of collateral levels in the event of excess market exposure. In addition, the target business establishes credit limits for such activities and monitors compliance on a daily basis.

As the target business will be retaining custody and clearance functions of the target assets, it will continue to be responsible for the off-balance-sheet risk.

C-7

7. Lease Commitments

The target business rents office space and leases computers and other equipment under various operating leases. As part of the acquisition, the acquiring company will be utilizing the office spaces and acquiring the associated leases for the target business’s offices in Beverly Hills, CA; Dallas, TX; Horsham, PA; Houston, TX; and Seal Beach, CA. StockCross and Siebert will enter into a shared leasing agreement for the main office in Beverly Hills, CA. The total for the nine months ended September 30, 2017 and 2016 was $545,754 and $551,715, respectively. Lease commitments of the target business at September 30, 2017 which are as follows:

2017	$149,664
2018	562,291
2019	554,770
2020	567,128
Thereafter	222,002
Total	$2,055,855

8. Related Party Transaction

The controlling shareholder of Siebert, Kennedy Cabot Acquisition LLC, is an affiliate of StockCross through common ownership. Where directly identifiable, all expenses have been allocated to the target business. Estimates on overhead are based on the proportional revenue that is being acquired. The target business acquisition is being effected pursuant to the terms of an asset purchase agreement by and among StockCross, Siebert, and Siebert Financial Corp. (Siebert’s parent) dated June 26, 2017. The asset sale consists of retail accounts of StockCross, the associated registered representatives and supervisory personnel. Following the acquisition of the target business, StockCross will continue to custody and clear the accounts sold to the acquiring company as introduced accounts.

The parties have agreed that the purchase price for the target business is $19,983,924. The purchase price will be paid at closing by delivering 5,072,062 restricted shares of the acquiring company which is the produce of dividing the purchase price by $3.94 (the weighted average closing price of acquiring business’s shares as reported on NASDAQ market for the fifteen day period prior to the Letter of Intent between the parties dated May 3, 2017). All shares issued shall bear a two year restrictive legend.

Target business has been allocated expenses from StockCross of $11,149,767 and $10,643,089 for the nine month period ended September 30, 2017 and 2016, respectively. These costs are derived from the operating expenses associated with the assets being acquired. There are no pension or postretirement expenses for the nine month periods ending September 30, 2016 and 2017. The costs represent clearance fees incurred to facilitate trading in the acquired assets, communication and data processing proportional to the revenue streams, employee compensation and benefits of the employees that will be transferring as part of the transaction, interest expense on balances in the accounts being transferred, occupancy costs of acquiring the offices, and other expenses related to accounting, legal, and other overhead of the target business.

9. Subsequent Events

There have been no subsequent events affecting the valuation of the target or acquiring companies, apart from the asset purchase agreement between Siebert and StockCross of June 26, 2017, from September 30, 2017 to the issuance of this report.

C-8

ANNEX D

SIEBERT FINANCIAL CORP. & SUBSIDIARIES

PRO-FORMA CONSOLIDATING BALANCE SHEETS

SEPTEMBER 30, 2017

	Siebert	Target	Pro-Forma	Pro-Forma
	Financial Corp.	Business	Adjustments	Balance
Cash and cash equivalents	$3,215,000			3,215,000
Receivable from brokers	1,100,000			1,100,000
Furniture, equipment & leasehold Improvements, net	306,000			306,000
Prepaid Expenses & Other Assets	354,000	157,000		511,000
Net Investment		717,000		717,000
Intangible Assets			19,984,000	19,984,000
	$4,975,000	874,000	19,984,000	25,833,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:

Accounts payable and accrued liabilities	$494,000	874,000		1,368,000

	494,000	874,000		1,368,000

Commitments and contingent liabilities Stockholders’ equity Common stock $.01 par value; 49,000,000 shares authorized and 22,085,126 issued and 22,085,126 shares outstanding at September 30, 2017

	221,000		51,000	272,000
Additional paid-in capital	7,692,000		19,933,000	27,625,000
Deficit	(3,432,000)			(3,432,000)
	4,481,000			24,465,000
	$4,975,000		19,984,000	25,833,000

D-1

SIEBERT FINANCIAL CORP. & SUBSIDIARIES

PRO-FORMA CONSOLIDATING BALANCE SHEETS

DECEMBER 31, 2016

	Siebert	Target	Pro-Forma	Pro-Forma
	Financial Corp.	Business	Adjustments	Balance
Cash and cash equivalents	$2,730,000			2,730,000
Receivable from brokers	606,000			606,000
Securities owned, at fair value	92,000			92,000
Furniture, equipment & leasehold Improvements, net	46,000			46,000
Net Investment		680,000		680,000
Prepaid Expenses & Other Assets	342,000	130,000		472,000
Intangible Asset			19,984,000	19,984,000

	$3,816,000	810,000	19,984,000	24,610,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued liabilities	$738,000	810,000		1,548,000
Accrued settlement liabilities	825,000	0		825,000

	1,563,000	810,000		2,373,000

Commitments and contingent liabilities
Stockholders’ equity
Common stock $.01 par value; 49,000,000 shares authorized and 22,085,126 issued and 22,085,126 shares outstanding at September 30, 2017
	221,000		51,000	272,000
Additional paid-in capital	6,889,000		19,933,000	26,822,000
Deficit	(4,857,000)			(4,857,000)
	2,253,000		19,984,000	22,237,000
	$3,816,000	810,000	19,984,000	24,610,000
D-2

SIEBERT FINANCIAL CORP. & SUBSIDIARIES

PRO-FORMA CONSOLIDATING STATEMENT OF OPERATIONS

NINE MONTHS ENDING SEPTEMBER 30, 2017

	Siebert	Target	Pro-Forma	Pro-Forma
	Financial Corp.	Business	Adjustments	Balance
Revenues:
Commissions and fees	$7,772,000	2,814,000		10,586,000
Investment banking	16,000	0		16,000
Trading profits	360,000	7,441,000		7,801,000
Interest and dividends	9,000	1,302,000		1,311,000
Other income	0	456,000		456,000
	8,157,000	12,013,000		20,170,000

Expenses:
Employee compensation and benefits	3,069,000	6,317,000		9,386,000
Clearing fees, including floor brokerage	819,000	511,000		1,330,000
Professional fees	1,265,000	0		1,265,000
Advertising and promotion	61,000	0		61,000
Interest expense	0	129,000		129,000
Communications	192,000	1,127,000		1,319,000
Occupancy	306,000	845,000		1,151,000
Other general and administrative	1,020,000	2,221,000		3,241,000
	6,732,000	11,150,000		17,882,000

Net Income	1,425,000	863,000		2,288,000

Basic and diluted	$.06			$.09

Basic and diluted	22,085,126			27,157,188
D-3

SIEBERT FINANCIAL CORP. & SUBSIDIARIES

PRO-FORMA CONSOLIDATING STATEMENT OF OPERATIONS

YEAR ENDING DECEMBER 31, 2016

	Siebert	Target	Pro-Forma	Pro-Forma
	Financial Corp.	Business	Adjustments	Balance
Revenues:
Commissions and fees	$8,294,000	3,886,000		12,180,000
Investment banking	46,000	0		46,000
Trading profits	921,000	9,241,000		10,162,000
Interest and dividends	551,000	1,444,000		1,995,000
Other income	0	620,000		620,000
	9,812,000	15,191,000		25,003,000

Expenses:
Employee compensation and benefits	4,883,000	8,859,000		13,742,000
Clearing fees, including floor brokerage	866,000	632,000		1,498,000
Professional fees	3,458,000	0		3,458,000
Professional fees and other expenses
Related to change in control	2,206,000	0		2,206,000
Loss related to arbitration settlement	825,000	0		825,000
Advertising and promotion	258,000	0		258,000
Interest	0	145,000		145,000
Communications	462,000	1,238,000		1,700,000
Occupancy	746,000	1,005,000		1,751,000
Other general and administrative	1,686,000	2,696,000		4,382,000
	15,390,000	14,575,000		29,965,000

Net Income (loss)	(5,578,000)	616,000		(4,962,000)

Basic and diluted	$(.25)			$(.18)

Basic and diluted	22,085,126			27,157,188

D-4

FOOTNOTES TO PROFORMA FINANCIAL STATEMENTS

1.	Basis of Presentation

The pro forma consolidated balance sheet as of September 30, 2017 and December 31, 2016 and the consolidated statement of operations for the nine month ended September 30, 2017 and year ended December 31, 2016 were derive from and should be read in conjunction with the Form 10-K of Siebert Financial Corp. for the year ended December 31, 2016 and the 10Q of Siebert Financial Corp. for the nine months ended September 30, 2017. The audited financial statements for the assets acquired from StockCross Financial Services Inc. for the year end December 31, 2017 and the Balance Sheet as of December 31, 2016. The interim financial statements for the assets acquired from StockCross Financial Services Inc. for the nine months ended September 30, 2017 and the Balance Sheet as of September 30, 2017 are unaudited.

The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would have been had these transaction actually occurred on the dates presented or to project our results of operation or financial position for any future period.

On May 3, 2017 Siebert Financial Corp. agreed with StockCross Financial Services, Inc. that the Purchase price for the Assets to be acquired in $19,983,924 which translates to 5,072,062 shares of restricted common stock divided by the purchase price per share on $3.94. All shares issue to the seller shall bear a two year restrictive legend.

The following are the Pro forma adjusting entries:

Intangible Assets	19,983,924
Common Stock	50,720
Additional Paid in Capital	19,933,204
D-5